UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21574

Eaton Vance Floating-Rate Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2008

Item 1. Reports to Stockholders

Annual Report May 31, 2008

EATON VANCE
FLOATING-
RATE INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

MANAGEMENT’S DISCUSSION OF TRUST PERFORMANCE

Scott H. Page, CFA

Co-Portfolio Manager

Ralph H. Hinckley, Jr., CFA

Co-Portfolio Manager

Economic and Market Conditions

•      The price dislocation in credit markets that began in the second half of 2007 worsened during the first quarter of 2008. What began as a reaction to the unrelated but growing subprime mortgage problem, grew into a substantial market-wide sell-off that affected not just the loan market but other fixed income and equity asset classes as well. This turmoil led to the collapse of Bear Stearns, and the Federal Reserve’s unprecedented action to provide liquidity to the broader market to avert a possible risk of financial market collapse. The impact on the bank loan asset class was significant and unprecedented. Average loan prices, which had fallen about 4-5% by December 2007, declined a further 7-8% by mid-February before recovering somewhat by the end of that month. Along with the tentative return of market confidence, loan prices have been rising steadily since mid-March 2008 and, as of May 31, 2008, were up approximately 5-6% from their mid-February bottom. Management is cautiously optimistic that the worst is behind us.

•      Notwithstanding the market turmoil, management believes that the bank loan asset class fundamentals remain relatively benign. Default rates in the market place have increased to just under 2%, but remain below historical averages of 3%. According to S&P’s Leveraged Commentary & Data, the market expectations are for default rates to reach 5% in 2008 and 2009. While default risks have certainly increased in the past several months due to the weakening economy, management believes they are contained and are already priced into the asset class. Actual realized credit losses from defaulted loans during the year ended May 31, 2008 were minimal.

Management Discussion

•      The Trust’s investment objective is to provide a high level of current income. As a secondary objective, it may also seek preservation of capital to the extent consistent with its primary goal of high current income. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (“senior loans”). In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that will be less volatile over time than the general loan market. The Trust may also invest in second lien loans and high yield bonds, and, as discussed below, may employ leverage, which may increase risk.

•      The Trust’s investments included senior loans to 455 borrowers spanning 39 industries on May 31, 2008, with an average loan size of 0.22% of total investments, and no industry constituting more than 9% of total investments. Health care, publishing, business equipment and services, cable and satellite television, and chemicals and plastics were the top industry weightings.

•      The Trust continued to have less than 1 % exposure to home builders. The Trust did not have any exposure to subprime or prime mortgage lenders during the year ended May 31, 2008.

•      The Trust’s net asset value declined in November 2007 through February 2008, as the dimensions of the credit crises widened, before rebounding in March through May 2008, reflecting conditions in the broader market. The Trust underperformed its benchmark during the period primarily due to the use of leverage, which magnifies fluctuations in net asset value. Unlike the Trust, the Index is not leveraged and, therefore, its return does not reflect the effect of leverage.

Eaton Vance Floating-Rate Income Trust

Total Return Performance 5/31/07 – 5/31/08

NYSE Symbol		EFT

At Market(1)		-15.15%
At Net Asset Value(1)		-6.31%
S&P/LSTA Leveraged Loan Index(2)		-2.46%
Total Distributions per common share		$1 .426
Distribution Rate(3)	At Market	7.53%
	At NAV	7.00%

Please refer to page 3 for additional performance information.

(1)	Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares and its debt financing.
(2)

It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage.

(3)

The Distribution Rate is based on the Trust’s most recent monthly distribution per common share (annualized) divided by the Trust’s NAV or market price at the end of the period. The Trust’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions,  fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will  fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•      As of May 31, 2008, the Trust had leverage in the amount of approximately 41.7% of the Trust’s total assets. The Trust employs leverage through the issuance of Auction Preferred Shares (“APS”) and debt financing.(1) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Trust’s leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Trust’s leverage may be offset by increased/decreased income from the Trust’s senior loan investments.

•      As has been widely reported, since mid-February 2008, the normal functioning of the auction market in the U.S. for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Trust has, since mid-February, experienced unsuccessful APS auctions. In the event of an unsuccessful auction, the affected APS shares remain outstanding, and the dividend rate reverts to the maximum payable rate specified in the Trust’s By-Laws.

•      As of May 27, 2008, the Trust had redeemed approximately two-thirds of its outstanding APS, representing 11,600 shares and $290,000,000 in liquidation preferences, through debt financing. The Trust was not required to sell portfolio holdings, and the cost to the Trust of the new debt leverage is expected, over time, to be lower than the total cost of the APS based on the maximum applicable dividend rates that apply when auctions do not clear.

•      Effective January 30, 2008, Ralph H. Hinckley, Jr. assumed co-portfolio management responsibilities for Eaton Vance Floating-Rate Income Trust. Mr. Hinckley is a Vice President at Eaton Vance and also manages other Eaton Vance floating-rate loan portfolios. Mr. Hinckley has been employed at Eaton Vance since 2003 and has over 10 years of experience in bank loans having previously worked as a corporate lending officer at State Street Bank and Citizens Bank.

(1)

In the event of a rise in long-term interest rates or a decline in bank loan prices due to market conditions, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares and debt financing.

Portfolio Composition

Top Ten Holdings(2)

By total investments

SunGard Data Systems, Inc.	1.3%
Charter Communications Operating, Inc.	1.1
Univision Communications, Inc.	1.0
Idearc, Inc.	0.9
UPC Broadband Holding B.V.	0.9
Georgia-Pacific Corp.	0.9
NRG Energy, Inc.	0.8
Community Health Systems, Inc.	0.8
Health Management Association, Inc.	0.8
Iceland Foods Group, Ltd.	0.8

(2)	As of 5/31/08. Top Ten Holdings are shown as a percentage of the Trust’s total investments.

Top Five Industries(3)

By total investments

Health Care	8.9%
Publishing	7.4
Business Equipment and Services	7.2
Cable and Satellite Television	6.3
Chemicals and Plastics	6.0

(3)	Reflects the Trust’s investments as of 5/31/08. Industries are shown as a percentage of the Trust’s total investments.

Credit Quality Ratings for

Total Loan Investments(4)

By total loan investments

Baa	0.9%
Ba	50.8
B	31.6
Caa	3.0
Non-Rated(5)	13.7

(4)	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Trust’s total loan investments as of 5/31/08.

(5)

Certain loans in which the Trust invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of current or future investments and may change due to active management.

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

Trust Performance

Trust Performance(1) New York Stock Exchange Symbol	EFT

Average Annual Total Return (by share price, NYSE)
One Year	-15.15%
Life of Trust (6/29/04)	1.80

Average Annual Total Return (at net asset value)
One Year	-6.31%
Life of Trust (6/29/04)	3.72

(1)	Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares and debt financing.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Absent an expense waiver by the investment adviser, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 154.3%(1)
Principal Amount*	Borrower/Tranche Description	Value
Aerospace and Defense — 2.7%
CACI International, Inc.
2,124,622	Term Loan, 4.24%, Maturing May 3, 2011	$2,099,392
Colt Defense, LLC
986,389	Term Loan, 5.63%, Maturing July 9, 2014	912,410
DAE Aviation Holdings, Inc.
459,575	Term Loan, 6.52%, Maturing July 31, 2014	448,085
456,487	Term Loan, 6.65%, Maturing July 31, 2014	445,075
Evergreen International Aviation
1,476,083	Term Loan, 7.50%, Maturing October 31, 2011	1,335,855
Hawker Beechcraft Acquisition
3,569,321	Term Loan, 4.70%, Maturing March 26, 2014	3,358,509
208,002	Term Loan, 6.80%, Maturing March 26, 2014	195,717
Hexcel Corp.
371,124	Term Loan, 4.65%, Maturing March 1, 2012	361,846
IAP Worldwide Services, Inc.
1,050,813	Term Loan, 9.00%, Maturing December 30, 2012	880,931
Spirit AeroSystems, Inc.
1,282,281	Term Loan, 4.57%, Maturing December 31, 2011	1,261,444
TransDigm, Inc.
1,800,000	Term Loan, 4.66%, Maturing June 23, 2013	1,749,001
Vought Aircraft Industries, Inc.
1,279,624	Term Loan, 4.89%, Maturing December 17, 2011	1,250,433
750,000	Term Loan, 7.50%, Maturing December 22, 2011	741,562
Wesco Aircraft Hardware Corp.
1,264,250	Term Loan, 4.95%, Maturing September 29, 2013	1,242,521
		$16,282,781
Air Transport — 0.6%
Delta Air Lines, Inc.
1,339,875	Term Loan, 6.15%, Maturing April 30, 2014	$984,808
Northwest Airlines, Inc.
2,826,500	DIP Loan, 4.52%, Maturing August 21, 2008	2,353,061
		$3,337,869
Automotive — 6.2%
Accuride Corp.
1,797,212	Term Loan, 6.05%, Maturing January 31, 2012	$1,749,475
Adesa, Inc.
4,565,500	Term Loan, 4.95%, Maturing October 18, 2013	4,251,622
Affina Group, Inc.
1,210,323	Term Loan, 5.90%, Maturing November 30, 2011	1,107,445

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive (continued)
	Allison Transmission, Inc.
	4,328,250	Term Loan, 5.53%, Maturing September 30, 2014	$3,979,285
	AxleTech International Holding, Inc.
	1,950,000	Term Loan, 9.19%, Maturing April 21, 2013	1,925,625
	Chrysler Financial
	1,496,241	Term Loan, 6.80%, Maturing August 1, 2014	1,352,851
	CSA Acquisition Corp.
	260,505	Term Loan, 5.25%, Maturing December 23, 2011	248,782
	651,004	Term Loan, 5.25%, Maturing December 23, 2011	621,709
	488,750	Term Loan, 5.25%, Maturing December 23, 2012	472,255
	Dayco Products, LLC
	1,942,901	Term Loan, 7.35%, Maturing June 21, 2011	1,470,129
	Delphi Corp.
	92,429	DIP Loan, 0.00%, Maturing December 31, 2008(2)	90,996
	907,571	DIP Loan, 8.50%, Maturing December 31, 2008	893,504
	Federal-Mogul Corp.
	1,676,816	Term Loan, 4.49%, Maturing December 27, 2014	1,442,062
	2,298,184	Term Loan, 4.48%, Maturing December 27, 2015	1,970,693
	Ford Motor Co.
	1,950,313	Term Loan, 5.80%, Maturing December 15, 2013	1,687,631
	General Motors Corp.
	1,000,000	Term Loan, Maturing November 29, 2013(3)	907,500
	3,587,125	Term Loan, 5.06%, Maturing November 29, 2013	3,187,225
	Goodyear Tire & Rubber Co.
	2,675,000	Term Loan, 4.54%, Maturing April 30, 2010	2,513,831
	HLI Operating Co., Inc.
EUR	87,273	Term Loan, 4.26%, Maturing May 30, 2014	122,742
EUR	1,501,382	Term Loan, 7.39%, Maturing May 30, 2014	2,076,568
	Keystone Automotive Operations, Inc.
	1,439,677	Term Loan, 6.25%, Maturing January 12, 2012	1,166,139
	LKQ Corp.
	1,145,578	Term Loan, 4.78%, Maturing October 12, 2014	1,135,554
	TriMas Corp.
	262,500	Term Loan, 5.39%, Maturing August 2, 2011	246,750
	2,120,438	Term Loan, 5.16%, Maturing August 2, 2013	1,993,211
	United Components, Inc.
	1,180,271	Term Loan, 4.75%, Maturing June 30, 2010	1,133,060
			$37,746,644
	Beverage and Tobacco — 0.5%
	Constellation Brands, Inc.
	1,200,000	Term Loan, 4.91%, Maturing June 5, 2013	$1,170,857
	Culligan International Co.
EUR	1,075,000	Term Loan, 9.13%, Maturing May 31, 2013	877,067

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Beverage and Tobacco (continued)
Southern Wine & Spirits of America, Inc.
240,431	Term Loan, 4.20%, Maturing May 31, 2012	$237,275
Van Houtte, Inc.
875,594	Term Loan, 5.20%, Maturing July 11, 2014	828,531
119,399	Term Loan, 5.20%, Maturing July 11, 2014	112,982
		$3,226,712
Brokers, Dealers and Investment Houses — 0.2%
AmeriTrade Holding Corp.
1,094,591	Term Loan, 3.88%, Maturing December 31, 2012	$1,073,726
		$1,073,726
Building and Development — 5.0%
Beacon Sales Acquisition, Inc.
1,255,875	Term Loan, 4.69%, Maturing September 30, 2013	$1,045,516
Brickman Group Holdings, Inc.
784,519	Term Loan, 4.70%, Maturing January 23, 2014	737,448
Building Materials Corp. of America
1,555,411	Term Loan, 5.69%, Maturing February 22, 2014	1,403,110
Capital Automotive (REIT)
1,372,138	Term Loan, 4.58%, Maturing December 16, 2010	1,329,748
Epco/Fantome, LLC
1,564,000	Term Loan, 5.01%, Maturing November 23, 2010	1,381,716
Forestar USA Real Estate Group, Inc.
1,700,000	Term Loan, 6.49%, Maturing December 1, 2010(2)	1,598,000
1,700,000	Term Loan, 6.53%, Maturing December 1, 2010	1,666,000
Hovstone Holdings, LLC
961,912	Term Loan, 6.97%, Maturing February 28, 2009	796,078
LNR Property Corp.
1,430,000	Term Loan, 6.03%, Maturing July 3, 2011	1,219,075
Metroflag BP, LLC
500,000	Term Loan, 11.45%, Maturing July 1, 2008	412,500
Mueller Water Products, Inc.
1,428,889	Term Loan, 4.57%, Maturing May 24, 2014	1,350,300
NCI Building Systems, Inc.
373,123	Term Loan, 3.94%, Maturing June 18, 2010	360,063
November 2005 Land Investors
305,720	Term Loan, 6.38%, Maturing May 9, 2011	239,990
Panolam Industries Holdings, Inc.
1,039,225	Term Loan, 5.44%, Maturing September 30, 2012	893,734
Re/Max International, Inc.
789,111	Term Loan, 6.23%, Maturing December 17, 2012	678,636
495,179	Term Loan, 10.23%, Maturing December 17, 2012	425,854

Principal Amount*	Borrower/Tranche Description	Value
Building and Development (continued)
Realogy Corp.
973,703	Term Loan, 5.46%, Maturing September 1, 2014	$833,559
3,616,609	Term Loan, 5.59%, Maturing September 1, 2014	3,096,074
South Edge, LLC
843,750	Term Loan, 7.25%, Maturing October 31, 2009	525,234
Stile Acquisition Corp.
786,798	Term Loan, 4.89%, Maturing April 6, 2013	749,430
788,144	Term Loan, 4.89%, Maturing April 6, 2013	750,712
Tousa/Kolter, LLC
1,444,467	Term Loan, 4.20%, Maturing March 31, 2031(5)	685,977
TRU 2005 RE Holding Co.
5,075,000	Term Loan, 5.83%, Maturing December 9, 2008	4,894,837
United Subcontractors, Inc.
925,000	Term Loan, 12.21%, Maturing June 27, 2013(4)	462,500
Wintergames Acquisition ULC
2,893,218	Term Loan, 6.05%, Maturing April 24, 2009	2,763,023
		$30,299,114
Business Equipment and Services — 11.8%
ACCO Brands Corp.
1,063,950	Term Loan, 4.40%, Maturing August 17, 2012	$1,047,991
Activant Solutions, Inc.
1,791,263	Term Loan, 4.76%, Maturing May 1, 2013	1,591,985
994,987	Term Loan, 5.56%, Maturing May 1, 2013	884,295
Acxiom Corp.
1,405,250	Term Loan, 4.89%, Maturing September 15, 2012	1,352,553
Affiliated Computer Services
904,187	Term Loan, 4.39%, Maturing March 20, 2013	881,583
2,358,000	Term Loan, 4.49%, Maturing March 20, 2013	2,299,050
Affinion Group, Inc.
2,619,470	Term Loan, 5.17%, Maturing October 17, 2012	2,513,054
Allied Security Holdings, LLC
1,369,734	Term Loan, 5.39%, Maturing June 30, 2010	1,308,096
DynCorp International, LLC
1,192,720	Term Loan, 4.63%, Maturing February 11, 2011	1,153,956
Education Management, LLC
3,871,587	Term Loan, 4.50%, Maturing June 1, 2013	3,577,591
Info USA, Inc.
659,897	Term Loan, 4.70%, Maturing February 14, 2012	633,501
Intergraph Corp.
1,000,000	Term Loan, 8.65%, Maturing November 29, 2014	966,250
iPayment, Inc.
1,000,000	Term Loan, Maturing May 10, 2013(3)	845,000
1,749,663	Term Loan, 4.69%, Maturing May 10, 2013	1,526,584

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
ista International GmbH
EUR	1,188,822	Term Loan, 6.77%, Maturing May 14, 2015	$1,606,266
EUR	236,178	Term Loan, 6.77%, Maturing May 14, 2015	319,110
Kronos, Inc.
	1,231,696	Term Loan, 4.95%, Maturing June 11, 2014	1,137,780
Language Line, Inc.
	3,700,416	Term Loan, 5.95%, Maturing June 11, 2011	3,469,140
Mitchell International, Inc.
	997,481	Term Loan, 4.67%, Maturing March 28, 2014	958,205
	1,000,000	Term Loan, 7.94%, Maturing March 28, 2015	955,000
N.E.W. Holdings I, LLC
	2,586,654	Term Loan, 5.28%, Maturing May 22, 2014	2,344,155
Protection One, Inc.
	2,229,200	Term Loan, 4.64%, Maturing March 31, 2012	1,983,988
Quantum Corp.
	403,750	Term Loan, 6.20%, Maturing July 12, 2014	367,412
Quintiles Transnational Corp.
	1,875,000	Term Loan, 6.70%, Maturing March 31, 2014	1,800,000
Sabre, Inc.
	7,377,363	Term Loan, 4.69%, Maturing September 30, 2014	6,323,322
Serena Software, Inc.
	1,003,768	Term Loan, 4.68%, Maturing March 10, 2013	913,429
Sitel (Client Logic)
	2,092,940	Term Loan, 5.16%, Maturing January 29, 2014	1,695,281
Solera Holdings, LLC
EUR	871,803	Term Loan, 6.63%, Maturing May 15, 2014	1,232,891
SunGard Data Systems, Inc.
	14,201,238	Term Loan, 4.51%, Maturing February 11, 2013	13,431,459
TDS Investor Corp.
	1,000,000	Term Loan, 4.63%, Maturing August 23, 2013	916,000
	1,500,739	Term Loan, 4.63%, Maturing August 23, 2013	1,379,742
	301,124	Term Loan, 4.95%, Maturing August 23, 2013	276,846
EUR	1,054,228	Term Loan, 6.98%, Maturing August 23, 2013	1,494,969
Transaction Network Services, Inc.
	676,032	Term Loan, 4.62%, Maturing May 4, 2012	625,330
Valassis Communications, Inc.
	1,553,877	Term Loan, 4.45%, Maturing March 2, 2014	1,471,004
	357,640	Term Loan, 4.58%, Maturing March 2, 2014	338,566
VWR International, Inc.
	1,825,000	Term Loan, 5.20%, Maturing June 28, 2013	1,701,812
WAM Acquisition, S.A.
EUR	276,689	Term Loan, 6.71%, Maturing May 4, 2014	397,509
EUR	167,556	Term Loan, 6.71%, Maturing May 4, 2014	240,722
EUR	276,689	Term Loan, 7.21%, Maturing May 4, 2015	397,586
EUR	167,556	Term Loan, 7.21%, Maturing May 4, 2015	240,769

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
West Corp.
	3,678,531	Term Loan, 5.16%, Maturing October 24, 2013	$3,416,435
			$72,016,217
Cable and Satellite Television — 10.4%
Atlantic Broadband Finance, LLC
	3,930,308	Term Loan, 4.95%, Maturing February 10, 2011	$3,763,270
Bragg Communications, Inc.
	2,109,388	Term Loan, 5.59%, Maturing August 31, 2014	2,093,567
Bresnan Broadband Holdings, LLC
	550,000	Term Loan, 5.02%, Maturing March 29, 2014	526,797
	1,325,000	Term Loan, 7.47%, Maturing March 29, 2014	1,225,625
Cequel Communications, LLC
	1,498,741	Term Loan, 4.73%, Maturing November 5, 2013	1,400,011
Charter Communications Operating, Inc.
	13,263,987	Term Loan, 4.90%, Maturing April 28, 2013	11,829,063
CSC Holdings, Inc.
	6,891,293	Term Loan, 4.34%, Maturing March 29, 2013	6,557,692
CW Media Holdings, Inc.
	696,500	Term Loan, 5.95%, Maturing February 15, 2015	689,535
Insight Midwest Holdings, LLC
	3,999,375	Term Loan, 4.69%, Maturing April 6, 2014	3,833,329
Kabel BW GmbH and Co.
EUR	500,000	Term Loan, 6.93%, Maturing June 9, 2013	716,914
EUR	500,000	Term Loan, 7.43%, Maturing June 9, 2014	716,914
MCC Iowa, LLC
	1,262,500	Term Loan, 3.99%, Maturing March 31, 2010	1,212,000
Mediacom Broadband Group
	3,910,878	Term Loan, 4.24%, Maturing January 31, 2015	3,602,897
Mediacom Illinois, LLC
	4,046,898	Term Loan, 4.23%, Maturing January 31, 2015	3,708,812
NTL Investment Holdings, Ltd.
	1,000,000	Term Loan, Maturing March 30, 2012(3)	870,000
	2,471,776	Term Loan, 4.94%, Maturing March 30, 2012	2,472,452
GBP	515,211	Term Loan, 7.68%, Maturing March 30, 2012	947,672
GBP	261,972	Term Loan, 7.68%, Maturing March 30, 2012	481,867
Orion Cable GmbH
EUR	706,774	Term Loan, 7.63%, Maturing October 31, 2014	1,040,698
EUR	706,774	Term Loan, 7.64%, Maturing October 31, 2015	1,040,698
ProSiebenSat.1 Media AG
EUR	608,000	Term Loan, 6.74%, Maturing March 2, 2015	663,471
EUR	11,076	Term Loan, 6.73%, Maturing June 26, 2015	14,349
EUR	272,924	Term Loan, 6.73%, Maturing June 26, 2015	353,564
EUR	608,000	Term Loan, 6.96%, Maturing March 2, 2016	663,471
EUR	625,000	Term Loan, 8.15%, Maturing September 2, 2016	537,442
EUR	431,388	Term Loan, 7.89%, Maturing March 2, 2017	353,635

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
UPC Broadband Holding B.V.
EUR	4,500,000	Term Loan, 6.39%, Maturing October 16, 2011	$6,386,416
	3,175,000	Term Loan, 4.55%, Maturing December 31, 2014	2,989,463
YPSO Holding SA
EUR	541,621	Term Loan, 6.87%, Maturing July 28, 2014	727,550
EUR	209,021	Term Loan, 6.87%, Maturing July 28, 2014	280,774
EUR	249,358	Term Loan, 6.87%, Maturing July 28, 2014	334,958
EUR	1,000,000	Term Loan, 7.12%, Maturing July 28, 2015	1,346,844
			$63,381,750
Chemicals and Plastics — 9.7%
AZ Chem US, Inc.
	500,000	Term Loan, 8.15%, Maturing February 28, 2014	$337,500
Brenntag Holding GmbH and Co. KG
	432,000	Term Loan, 5.79%, Maturing December 23, 2013	404,460
	1,768,000	Term Loan, 5.79%, Maturing December 23, 2013	1,655,290
	1,100,000	Term Loan, 7.79%, Maturing December 23, 2015	902,000
Celanese Holdings, LLC
	4,653,000	Term Loan, 4.19%, Maturing April 2, 2014	4,476,572
Cognis GmbH
EUR	823,361	Term Loan, 6.61%, Maturing September 15, 2013	1,191,346
EUR	201,639	Term Loan, 6.61%, Maturing September 15, 2013	291,758
First Chemical Holding
EUR	1,000,000	Term Loan, 7.08%, Maturing December 18, 2015(2)	1,381,810
Foamex L.P.
	1,536,471	Term Loan, 5.94%, Maturing February 12, 2013	1,344,412
Georgia Gulf Corp.
	827,555	Term Loan, 5.24%, Maturing October 3, 2013	802,556
Hercules, Inc.
	1,954,887	Term Loan, 3.88%, Maturing October 8, 2010	1,915,789
Hexion Specialty Chemicals, Inc.
	496,250	Term Loan, 5.00%, Maturing May 5, 2012	471,792
	4,867,204	Term Loan, 4.94%, Maturing May 5, 2013	4,627,319
	1,057,295	Term Loan, 5.00%, Maturing May 5, 2013	1,005,185
INEOS Group
	287,451	Term Loan, Maturing December 14, 2013(3)	264,455
	1,764,000	Term Loan, 4.88%, Maturing December 14, 2013	1,622,025
	287,451	Term Loan, Maturing December 14, 2014(3)	264,455
	1,764,000	Term Loan, 5.38%, Maturing December 14, 2014	1,622,025
Innophos, Inc.
	1,844,364	Term Loan, 4.70%, Maturing August 10, 2010	1,765,978
Invista B.V.
	3,622,500	Term Loan, 4.20%, Maturing April 30, 2010	3,468,544
ISP Chemco, Inc.
	2,977,500	Term Loan, 4.24%, Maturing June 4, 2014	2,841,652

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Kleopatra
	900,000	Term Loan, 5.21%, Maturing January 3, 2016	$654,750
EUR	625,000	Term Loan, 7.24%, Maturing January 3, 2016	708,732
Kranton Polymers, LLC
	2,499,869	Term Loan, 4.75%, Maturing May 12, 2013	2,193,635
Lucite International Group Holdings
	654,750	Term Loan, 5.15%, Maturing July 7, 2013	603,188
	231,836	Term Loan, 5.15%, Maturing July 7, 2013	213,579
MacDermid, Inc.
	605,677	Term Loan, 4.70%, Maturing April 12, 2014	554,952
EUR	807,192	Term Loan, 6.98%, Maturing April 12, 2014	1,113,295
Millenium Inorganic Chemicals
	399,000	Term Loan, 4.95%, Maturing April 30, 2014	347,130
	1,075,000	Term Loan, 8.45%, Maturing October 31, 2014	846,562
Momentive Performance Material
	2,807,374	Term Loan, 4.69%, Maturing December 4, 2013	2,649,459
Nalco Co.
	5,264,707	Term Loan, 4.95%, Maturing November 4, 2010	5,212,881
Propex Fabrics, Inc.
	1,000,000	Term Loan, 6.69%, Maturing January 23, 2009(2)	960,000
	863,778	Term Loan, 8.99%, Maturing July 31, 2012	570,094
Rockwood Specialties Group, Inc.
	6,280,750	Term Loan, 4.40%, Maturing December 10, 2012	6,029,030
Schoeller Arca Systems Holding
EUR	221,709	Term Loan, 7.63%, Maturing November 16, 2015	310,850
EUR	206,030	Term Loan, 7.63%, Maturing November 16, 2015	288,867
EUR	72,261	Term Loan, 7.63%, Maturing November 16, 2015	101,315
Solo Cup Co.
	2,709,121	Term Loan, 6.14%, Maturing February 27, 2011	2,680,547
Wellman, Inc.
	750,000	Term Loan, 6.74%, Maturing February 10, 2009(5)	517,500
			$59,213,289
Clothing / Textiles — 0.6%
Hanesbrands, Inc.
	1,394,643	Term Loan, 4.56%, Maturing September 5, 2013	$1,361,714
	950,000	Term Loan, 6.66%, Maturing March 5, 2014	944,062
St. John Knits International, Inc.
	594,167	Term Loan, 5.38%, Maturing March 23, 2012	555,547
The William Carter Co.
	1,065,109	Term Loan, 4.39%, Maturing July 14, 2012	1,019,176
			$3,880,499

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Conglomerates — 3.8%
	Amsted Industries, Inc.
	1,896,379	Term Loan, 4.75%, Maturing October 15, 2010	$1,848,969
	Blount, Inc.
	278,081	Term Loan, 4.58%, Maturing August 9, 2010	268,348
	Doncasters (Dunde HoldCo 4 Ltd.)
	473,032	Term Loan, 4.88%, Maturing July 13, 2015	423,364
	473,032	Term Loan, 5.38%, Maturing July 13, 2015	423,364
GBP	550,000	Term Loan, 9.97%, Maturing January 13, 2016	902,135
	GenTek, Inc.
	562,027	Term Loan, 4.76%, Maturing February 25, 2011	527,954
	ISS Holdings A/S
EUR	162,719	Term Loan, 6.65%, Maturing December 31, 2013	236,595
EUR	1,162,281	Term Loan, 6.65%, Maturing December 31, 2013	1,689,965
	Jarden Corp.
	2,398,469	Term Loan, 4.45%, Maturing January 24, 2012	2,290,550
	946,553	Term Loan, 4.45%, Maturing January 24, 2012	903,963
	997,487	Term Loan, 5.20%, Maturing January 24, 2012	977,070
	Johnson Diversey, Inc.
	1,835,726	Term Loan, 4.78%, Maturing December 16, 2011	1,763,063
	Polymer Group, Inc.
	2,589,428	Term Loan, 4.92%, Maturing November 22, 2012	2,343,433
	RBS Global, Inc.
	345,625	Term Loan, 4.98%, Maturing July 19, 2013	331,800
	2,425,000	Term Loan, 5.31%, Maturing July 19, 2013	2,303,750
	RGIS Holdings, LLC
	148,934	Term Loan, 5.20%, Maturing April 30, 2014	131,310
	2,978,685	Term Loan, 5.30%, Maturing April 30, 2014	2,626,208
	US Investigations Services, Inc.
	2,139,223	Term Loan, 5.35%, Maturing February 21, 2015	1,994,825
	Vertrue, Inc.
	945,250	Term Loan, 5.70%, Maturing August 16, 2014	864,904
			$22,851,570
	Containers and Glass Products — 4.6%
	Berry Plastics Corp.
	4,069,000	Term Loan, 4.78%, Maturing April 3, 2015	$3,781,118
	Consolidated Container Co.
	1,000,000	Term Loan, 8.09%, Maturing September 28, 2014	462,500
	Crown Americas, Inc.
	686,000	Term Loan, 4.43%, Maturing November 15, 2012	672,280
	Graham Packaging Holdings Co.
	5,675,231	Term Loan, 5.04%, Maturing October 7, 2011	5,433,245
	Graphic Packaging International, Inc.
	6,127,014	Term Loan, 4.80%, Maturing May 16, 2014	5,841,765
	1,500,000	Term Loan, 5.48%, Maturing May 16, 2014	1,450,687

Principal Amount*	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
JSG Acquisitions
2,055,000	Term Loan, 4.60%, Maturing December 31, 2013	$1,931,700
2,055,000	Term Loan, 4.85%, Maturing December 13, 2014	1,931,700
Kranson Industries, Inc.
932,272	Term Loan, 4.91%, Maturing July 31, 2013	874,005
Owens-Brockway Glass Container
1,723,500	Term Loan, 4.03%, Maturing June 14, 2013	1,678,258
Smurfit-Stone Container Corp.
717,807	Term Loan, 4.60%, Maturing November 1, 2011	698,426
694,367	Term Loan, 4.88%, Maturing November 1, 2011	675,619
804,789	Term Loan, 5.06%, Maturing November 1, 2011	783,060
1,574,886	Term Loan, 5.07%, Maturing November 1, 2011	1,532,364
		$27,746,727
Cosmetics / Toiletries — 0.7%
American Safety Razor Co.
491,806	Term Loan, 5.37%, Maturing July 31, 2013	$477,052
1,050,000	Term Loan, 8.75%, Maturing July 31, 2014	987,000
Bausch & Lomb, Inc.
518,700	Term Loan, 5.95%, Maturing April 30, 2015	509,812
130,000	Term Loan, 5.95%, Maturing April 30, 2015(2)	127,772
KIK Custom Products, Inc.
1,075,000	Term Loan, 7.92%, Maturing November 30, 2014	406,708
Prestige Brands, Inc.
2,012,664	Term Loan, 6.90%, Maturing April 7, 2011	1,957,316
		$4,465,660
Drugs — 1.2%
Graceway Pharmaceuticals, LLC
937,783	Term Loan, 5.42%, Maturing May 3, 2012	$745,537
1,000,000	Term Loan, 9.20%, Maturing May 3, 2013	812,500
275,000	Term Loan, 10.95%, Maturing November 3, 2013	215,875
Pharmaceutical Holdings Corp.
528,099	Term Loan, 5.64%, Maturing January 30, 2012	509,616
Stiefel Laboratories, Inc.
748,947	Term Loan, 4.97%, Maturing December 28, 2013	722,733
979,178	Term Loan, 4.97%, Maturing December 28, 2013	952,251
Warner Chilcott Corp.
825,985	Term Loan, 4.73%, Maturing January 18, 2012	802,238
2,401,455	Term Loan, 4.73%, Maturing January 18, 2012	2,332,413
		$7,093,163

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Ecological Services and Equipment — 1.9%
	Allied Waste Industries, Inc.
	1,472,133	Term Loan, 4.05%, Maturing January 15, 2012	$1,426,406
	2,448,352	Term Loan, 4.29%, Maturing January 15, 2012	2,372,301
	Blue Waste B.V. (AVR Acquisition)
EUR	1,000,000	Term Loan, 6.87%, Maturing April 1, 2015	1,471,491
	Cory Environmental Holdings
GBP	500,000	Term Loan, 9.74%, Maturing September 30, 2014	870,121
	IESI Corp.
	1,400,000	Term Loan, 4.44%, Maturing January 20, 2012	1,356,250
	Kemble Water Structure, Ltd.
GBP	1,500,000	Term Loan, 9.74%, Maturing October 13, 2013	2,710,852
	Sensus Metering Systems, Inc.
	718,723	Term Loan, 5.27%, Maturing December 17, 2010	682,786
	49,579	Term Loan, 6.88%, Maturing December 17, 2010	47,100
	Waste Services, Inc.
	633,630	Term Loan, 5.15%, Maturing March 31, 2011	628,878
			$11,566,185
	Electronics / Electrical — 4.9%
	Aspect Software, Inc.
	1,983,491	Term Loan, 5.63%, Maturing July 11, 2011	$1,933,904
	2,000,000	Term Loan, 9.75%, Maturing July 11, 2013	1,850,000
	EnerSys Capital, Inc.
	1,004,050	Term Loan, 4.44%, Maturing March 17, 2011	999,029
	FCI International S.A.S.
	242,011	Term Loan, 6.85%, Maturing November 1, 2013	221,440
	232,989	Term Loan, 6.85%, Maturing November 1, 2013	213,185
	232,989	Term Loan, 6.85%, Maturing November 1, 2013	219,447
	242,011	Term Loan, 6.85%, Maturing November 1, 2013	227,944
	Freescale Semiconductor, Inc.
	4,715,313	Term Loan, 4.58%, Maturing December 1, 2013	4,255,032
	Infor Enterprise Solutions Holdings
	1,500,000	Term Loan, 5.45%, Maturing July 28, 2012	1,231,875
	3,222,691	Term Loan, 6.45%, Maturing July 28, 2012	2,833,954
	1,681,405	Term Loan, 6.45%, Maturing July 28, 2012	1,478,585
	500,000	Term Loan, 8.20%, Maturing March 2, 2014	318,750
	183,333	Term Loan, 8.95%, Maturing March 2, 2014	116,875
	316,667	Term Loan, 8.95%, Maturing March 2, 2014	210,055
	Network Solutions, LLC
	781,603	Term Loan, 5.13%, Maturing March 7, 2014	660,455
	Open Solutions, Inc.
	2,949,372	Term Loan, 5.15%, Maturing January 23, 2014	2,595,448

	Principal Amount*	Borrower/Tranche Description	Value
	Electronics / Electrical (continued)
	Sensata Technologies Finance Co.
	3,844,587	Term Loan, 4.66%, Maturing April 27, 2013	$3,556,243
	Spectrum Brands, Inc.
	64,767	Term Loan, 6.46%, Maturing March 30, 2013	61,879
	1,776,521	Term Loan, 6.67%, Maturing March 30, 2013	1,697,318
	SS&C Technologies, Inc.
	795,342	Term Loan, 4.69%, Maturing November 23, 2012	751,598
	VeriFone, Inc.
	794,750	Term Loan, 5.65%, Maturing October 31, 2013	762,960
	Vertafore, Inc.
	2,971,973	Term Loan, 5.14%, Maturing January 31, 2012	2,786,225
	950,000	Term Loan, 8.64%, Maturing January 31, 2013	826,500
			$29,808,701
	Equipment Leasing — 1.2%
	AWAS Capital, Inc.
	2,195,511	Term Loan, 8.63%, Maturing March 22, 2013	$1,921,072
	Maxim Crane Works, L.P.
	967,688	Term Loan, 4.72%, Maturing June 29, 2014	961,035
	The Hertz Corp.
	444,444	Term Loan, 4.10%, Maturing December 21, 2012	425,056
	2,457,933	Term Loan, 4.30%, Maturing December 21, 2012	2,350,706
	United Rentals, Inc.
	1,380,242	Term Loan, 4.83%, Maturing February 14, 2011	1,374,204
	307,105	Term Loan, 4.95%, Maturing February 14, 2011	305,762
			$7,337,835
	Farming / Agriculture — 0.2%
	Central Garden & Pet Co.
	1,281,045	Term Loan, 3.95%, Maturing February 28, 2014	$1,136,927
			$1,136,927
	Financial Intermediaries — 2.2%
	Citco III, Ltd.
	3,350,000	Term Loan, 6.72%, Maturing June 30, 2014	$3,027,562
	Grosvenor Capital Management
	1,517,489	Term Loan, 4.85%, Maturing December 5, 2013	1,456,789
	INVESTools, Inc.
	426,667	Term Loan, 5.95%, Maturing August 13, 2012	388,267
	Jupiter Asset Management Group
GBP	462,299	Term Loan, 7.91%, Maturing June 30, 2015	787,063
	LPL Holdings, Inc.
	4,443,718	Term Loan, 4.70%, Maturing December 18, 2014	4,177,095

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Financial Intermediaries (continued)
Nuveen Investments, Inc.
	1,750,000	Term Loan, 5.39%, Maturing November 2, 2014	$1,647,187
Oxford Acquisition III, Ltd.
	916,637	Term Loan, 4.67%, Maturing May 24, 2014	815,807
RJO Holdings Corp. (RJ O'Brien)
	522,375	Term Loan, 5.90%, Maturing July 31, 2014	355,215
Travelex America Holdings, Inc.
	375,000	Term Loan, 5.54%, Maturing October 31, 2013	354,187
	375,000	Term Loan, 6.04%, Maturing October 31, 2014	354,375
			$13,363,547
Food Products — 4.1%
Acosta, Inc.
	3,293,222	Term Loan, 4.64%, Maturing July 28, 2013	$3,130,619
Advantage Sales & Marketing, Inc.
	470,645	Term Loan, 4.69%, Maturing March 29, 2013	443,975
	1,900,803	Term Loan, 4.69%, Maturing March 29, 2013	1,793,091
Black Lion Beverages III B.V.
EUR	147,059	Term Loan, 6.98%, Maturing December 31, 2013	213,718
EUR	852,941	Term Loan, 7.01%, Maturing December 31, 2014	1,239,562
Dean Foods Co.
	4,808,981	Term Loan, 4.19%, Maturing April 2, 2014	4,604,051
Dole Food Company, Inc.
	181,395	Term Loan, 4.71%, Maturing April 12, 2013	168,641
	1,333,256	Term Loan, 4.79%, Maturing April 12, 2013	1,239,512
	399,977	Term Loan, 4.89%, Maturing April 12, 2013	371,854
Michael Foods, Inc.
	474,778	Term Loan, 4.83%, Maturing November 21, 2010	463,502
Pinnacle Foods Finance, LLC
	5,141,175	Term Loan, 5.47%, Maturing April 2, 2014	4,833,625
Provimi Group SA
	270,433	Term Loan, 4.82%, Maturing June 28, 2015	235,953
	219,753	Term Loan, 4.82%, Maturing June 28, 2015	191,734
EUR	56,128	Term Loan, 6.52%, Maturing June 28, 2015(2)	70,072
EUR	489,842	Term Loan, 6.63%, Maturing June 28, 2015	664,181
EUR	284,233	Term Loan, 6.63%, Maturing June 28, 2015	385,395
EUR	470,091	Term Loan, 6.63%, Maturing June 28, 2015	637,400
EUR	640,786	Term Loan, 6.63%, Maturing June 28, 2015	868,848
EUR	836,935	Term Loan, 6.63%, Maturing December 28, 2016(2)	1,044,846
	338,551	Term Loan, 6.82%, Maturing December 28, 2016(2)	271,969
Reddy Ice Group, Inc.
	2,190,000	Term Loan, 4.46%, Maturing August 9, 2012	1,897,087
			$24,769,635

Principal Amount*		Borrower/Tranche Description	Value
Food Service — 3.0%
AFC Enterprises, Inc.
	549,643	Term Loan, 5.00%, Maturing May 23, 2009	$515,290
Aramark Corp.
	3,741,236	Term Loan, 4.57%, Maturing January 26, 2014	3,520,971
	237,907	Term Loan, 7.22%, Maturing January 26, 2014	223,901
GBP	1,234,375	Term Loan, 8.13%, Maturing January 27, 2014	2,268,616
Buffets, Inc.
	503,308	Term Loan, 9.63%, Maturing January 22, 2009	301,985
	50,144	Term Loan, 9.63%, Maturing January 22, 2009	30,086
	1,147,423	DIP Loan, 11.25%, Maturing January 22, 2009	1,153,160
	156,940	Term Loan, 7.33%, Maturing May 1, 2013	94,164
	1,046,925	Term Loan, 9.63%, Maturing November 1, 2013	628,155
CBRL Group, Inc.
	1,949,555	Term Loan, 4.29%, Maturing April 27, 2013	1,849,640
Denny's, Inc.
	135,667	Term Loan, 4.70%, Maturing March 31, 2012	128,714
	550,000	Term Loan, 4.72%, Maturing March 31, 2012	521,812
JRD Holdings, Inc.
	1,452,344	Term Loan, 5.20%, Maturing June 26, 2014	1,372,465
NPC International, Inc.
	412,656	Term Loan, 4.46%, Maturing May 3, 2013	385,834
OSI Restaurant Partners, LLC
	154,525	Term Loan, 5.10%, Maturing May 9, 2013	133,702
	1,891,457	Term Loan, 5.00%, Maturing May 9, 2014	1,636,583
QCE Finance, LLC
	1,231,828	Term Loan, 4.99%, Maturing May 5, 2013	1,058,858
	1,050,000	Term Loan, 8.45%, Maturing November 5, 2013	868,875
Sagittarius Restaurants, LLC
	416,205	Term Loan, 9.50%, Maturing March 29, 2013	324,640
Selecta
EUR	741,246	Term Loan, 8.77%, Maturing December 28, 2015	958,984
			$17,976,435
Food / Drug Retailers — 3.3%
General Nutrition Centers, Inc.
	2,769,919	Term Loan, 4.95%, Maturing September 16, 2013	$2,557,558
Iceland Foods Group, Ltd.
GBP	2,125,000	Term Loan, 7.72%, Maturing May 2, 2014	4,052,445
GBP	2,125,000	Term Loan, 8.22%, Maturing May 2, 2015	4,052,445
Pantry, Inc. (The)
	926,333	Term Loan, 4.14%, Maturing May 15, 2014	808,226
	266,667	Term Loan, 4.14%, Maturing May 15, 2014	232,667
Rite Aid Corp.
	5,300,000	Term Loan, 4.23%, Maturing June 1, 2014	5,011,150

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food / Drug Retailers (continued)
Roundy's Supermarkets, Inc.
	3,739,416	Term Loan, 5.28%, Maturing November 3, 2011	$3,589,839
			$20,304,330
Forest Products — 2.2%
Appleton Papers, Inc.
	1,488,750	Term Loan, 4.47%, Maturing June 5, 2014	$1,387,019
Georgia-Pacific Corp.
	9,628,375	Term Loan, 4.68%, Maturing December 20, 2012	9,141,439
Newpage Corp.
	1,670,813	Term Loan, 6.31%, Maturing December 5, 2014	1,669,665
Xerium Technologies, Inc.
	1,331,504	Term Loan, 5.45%, Maturing May 18, 2012	1,125,121
			$13,323,244
Healthcare — 14.3%
Accellent, Inc.
	2,348,697	Term Loan, 5.14%, Maturing November 22, 2012	$2,055,110
Alliance Imaging, Inc.
	456,772	Term Loan, 5.37%, Maturing December 29, 2011	445,352
American Medical Systems
	1,511,151	Term Loan, 5.38%, Maturing July 20, 2012	1,407,259
AMN Healthcare, Inc.
	339,491	Term Loan, 4.45%, Maturing November 2, 2011	331,003
AMR HoldCo, Inc.
	1,289,714	Term Loan, 4.99%, Maturing February 10, 2012	1,242,156
Biomet, Inc.
	2,985,000	Term Loan, 5.70%, Maturing December 26, 2014	2,909,960
EUR	1,368,125	Term Loan, 7.73%, Maturing December 26, 2014	2,070,324
Bright Horizons Family Solutions, Inc.
	1,075,000	Term Loan, 7.50%, Maturing May 15, 2015	1,069,625
Capio AB
EUR	227,051	Term Loan, 7.09%, Maturing April 24, 2015	338,845
EUR	272,949	Term Loan, 7.09%, Maturing April 24, 2015	407,342
EUR	227,051	Term Loan, 7.21%, Maturing April 16, 2016	338,845
EUR	272,949	Term Loan, 7.21%, Maturing April 24, 2016	407,342
Cardinal Health 409, Inc.
	2,431,625	Term Loan, 4.95%, Maturing April 10, 2014	2,174,785
Carestream Health, Inc.
	3,522,365	Term Loan, 4.77%, Maturing April 30, 2013	3,022,189
	500,000	Term Loan, 8.01%, Maturing October 30, 2013	371,250
Carl Zeiss Vision Holding GmbH
	1,300,000	Term Loan, 5.14%, Maturing March 23, 2015	1,035,450

Principal Amount*	Borrower/Tranche Description	Value
Healthcare (continued)
Community Health Systems, Inc.
428,074	Term Loan, 0.00%, Maturing July 25, 2014(2)	$404,983
8,367,295	Term Loan, 4.83%, Maturing July 25, 2014	7,915,947
Concentra, Inc.
700,000	Term Loan, 8.20%, Maturing June 25, 2015	500,500
ConMed Corp.
521,333	Term Loan, 3.88%, Maturing April 13, 2013	521,985
CRC Health Corp.
541,750	Term Loan, 4.92%, Maturing February 6, 2013	509,245
539,041	Term Loan, 4.92%, Maturing February 6, 2013	506,699
Dako EQT Project Delphi
500,000	Term Loan, 6.44%, Maturing December 12, 2016	331,250
DaVita, Inc.
4,622,425	Term Loan, 4.03%, Maturing October 5, 2012	4,441,573
DJO Finance, LLC
897,750	Term Loan, 5.70%, Maturing May 15, 2014	876,990
Fenwal, Inc.
500,000	Term Loan, 7.90%, Maturing August 28, 2014	392,500
Fresenius Medical Care Holdings
2,881,183	Term Loan, 4.04%, Maturing March 31, 2013	2,797,320
Hanger Orthopedic Group, Inc.
802,011	Term Loan, 4.39%, Maturing May 30, 2013	760,908
HCA, Inc.
7,406,250	Term Loan, 4.95%, Maturing November 18, 2013	6,984,309
Health Management Association, Inc.
8,708,475	Term Loan, 4.45%, Maturing February 28, 2014	8,117,544
HealthSouth Corp.
3,250,117	Term Loan, 5.09%, Maturing March 10, 2013	3,103,861
Iasis Healthcare, LLC
1,673,490	Term Loan, 4.38%, Maturing March 14, 2014	1,590,514
577,583	Term Loan, 4.38%, Maturing March 14, 2014	548,945
154,022	Term Loan, 4.46%, Maturing March 14, 2014	146,385
Ikaria Acquisition, Inc.
595,503	Term Loan, 4.95%, Maturing March 28, 2013	562,750
IM U.S. Holdings, LLC
997,487	Term Loan, 4.67%, Maturing June 26, 2014	935,144
700,000	Term Loan, 6.92%, Maturing June 26, 2015	651,000
Invacare Corp.
778,500	Term Loan, 5.01%, Maturing February 12, 2013	725,951
inVentiv Health, Inc.
57,278	Term Loan, 0.00%, Maturing July 6, 2014(2)	53,913
937,997	Term Loan, 4.45%, Maturing July 6, 2014	884,062
Leiner Health Products, Inc.
436,253	Term Loan, 0.00%, Maturing September 10, 2008(2)	431,890
892,798	Term Loan, 0.00%, Maturing September 10, 2008(2)	883,870
2,412,500	Term Loan, 8.75%, Maturing May 27, 2011(5)	1,333,147

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	LifeCare Holdings, Inc.
	950,625	Term Loan, 6.95%, Maturing August 11, 2012	$839,718
	LifePoint Hospitals, Inc.
	2,296,933	Term Loan, 4.27%, Maturing April 15, 2012	2,219,412
	MultiPlan Merger Corp.
	1,698,818	Term Loan, 4.94%, Maturing April 12, 2013	1,607,507
	1,205,799	Term Loan, 4.94%, Maturing April 12, 2013	1,140,987
	Mylan, Inc.
	648,375	Term Loan, 5.85%, Maturing October 2, 2014	639,501
	National Mentor Holdings, Inc.
	1,136,163	Term Loan, 4.70%, Maturing June 29, 2013	985,621
	68,600	Term Loan, 5.31%, Maturing June 29, 2013	59,510
	National Rental Institutes, Inc.
	910,834	Term Loan, 5.00%, Maturing March 31, 2013	799,257
	Nyco Holdings
EUR	984,850	Term Loan, 6.98%, Maturing December 29, 2014	1,317,055
EUR	984,850	Term Loan, 7.73%, Maturing December 29, 2015	1,317,738
	Physiotherapy Associates, Inc.
	921,764	Term Loan, 6.48%, Maturing June 27, 2013	755,846
	RadNet Management, Inc.
	617,190	Term Loan, 7.26%, Maturing November 15, 2012	589,416
	650,000	Term Loan, 11.95%, Maturing November 15, 2013	646,750
	ReAble Therapeutics Finance, LLC
	2,772,688	Term Loan, 4.70%, Maturing November 16, 2013	2,623,656
	Renal Advantage, Inc.
	346,689	Term Loan, 5.26%, Maturing October 5, 2012	325,888
	Select Medical Holdings Corp.
	2,282,838	Term Loan, 4.68%, Maturing February 24, 2012	2,131,600
	Sunrise Medical Holdings, Inc.
	697,573	Term Loan, 6.84%, Maturing May 13, 2010	584,705
	Vanguard Health Holding Co., LLC
	1,330,952	Term Loan, 5.13%, Maturing September 23, 2011	1,293,795
	Viant Holdings, Inc.
	595,500	Term Loan, 4.95%, Maturing June 25, 2014	524,040
			$86,942,024
	Home Furnishings — 1.2%
	Hunter Fan Co.
	523,111	Term Loan, 5.18%, Maturing April 16, 2014	$422,412
	Interline Brands, Inc.
	1,096,769	Term Loan, 4.15%, Maturing June 23, 2013	1,041,931
	757,799	Term Loan, 4.15%, Maturing June 23, 2013	719,909
	National Bedding Co., LLC
	1,491,225	Term Loan, 4.74%, Maturing August 31, 2011	1,205,406
	1,050,000	Term Loan, 7.70%, Maturing August 31, 2012	745,500

	Principal Amount*	Borrower/Tranche Description	Value
	Home Furnishings (continued)
	Simmons Co.
	3,107,786	Term Loan, 5.61%, Maturing December 19, 2011	$2,789,238
	1,000,000	Term Loan, 8.20%, Maturing February 15, 2012	663,333
			$7,587,729
	Industrial Equipment — 3.7%
	Brand Energy and Infrastructure Services, Inc.
	891,540	Term Loan, 6.02%, Maturing February 7, 2014	$846,963
	CEVA Group PLC U.S.
	2,270,595	Term Loan, 5.38%, Maturing January 4, 2014	2,145,712
	1,176,635	Term Loan, 5.63%, Maturing January 4, 2014	1,111,920
	846,843	Term Loan, 5.70%, Maturing January 4, 2014	800,267
	EPD Holdings (Goodyear Engineering Products)
	152,742	Term Loan, 4.89%, Maturing July 13, 2014	129,895
	1,066,516	Term Loan, 5.40%, Maturing July 13, 2014	906,983
	850,000	Term Loan, 8.65%, Maturing July 13, 2015	548,250
	Flowserve Corp.
	2,215,834	Term Loan, 4.25%, Maturing August 10, 2012	2,120,277
	FR Brand Acquisition Corp.
	739,217	Term Loan, 5.01%, Maturing February 7, 2014	676,383
	Generac Acquisition Corp.
	1,909,161	Term Loan, 5.18%, Maturing November 7, 2013	1,565,512
	500,000	Term Loan, 8.68%, Maturing April 7, 2014	363,750
	Gleason Corp.
	633,988	Term Loan, 4.53%, Maturing June 30, 2013	595,949
	145,941	Term Loan, 4.53%, Maturing June 30, 2013	137,185
	Itron, Inc.
EUR	342,269	Term Loan, 6.74%, Maturing April 18, 2014	519,935
	Jason, Inc.
	488,257	Term Loan, 5.00%, Maturing April 30, 2010	432,718
	John Maneely Co.
	3,031,231	Term Loan, 5.98%, Maturing December 8, 2013	2,840,515
	KION Group GmbH
	250,000	Term Loan, 6.75%, Maturing December 23, 2014	234,204
	250,000	Term Loan, 7.25%, Maturing December 23, 2015	234,290
	Polypore, Inc.
	3,857,663	Term Loan, 4.64%, Maturing July 3, 2014	3,725,056
	Sequa Corp.
	997,500	Term Loan, 5.87%, Maturing November 30, 2014	952,612
	TFS Acquisition Corp.
	1,970,000	Term Loan, 6.20%, Maturing August 11, 2013	1,851,800
			$22,740,176

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Insurance — 2.4%
Alliant Holdings I, Inc.
1,144,250	Term Loan, 5.70%, Maturing August 21, 2014	$1,067,013
AmWINS Group, Inc.
1,000,000	Term Loan, 5.12%, Maturing June 8, 2013	767,500
500,000	Term Loan, 8.09%, Maturing June 8, 2014	280,000
Applied Systems, Inc.
1,430,455	Term Loan, 5.40%, Maturing September 26, 2013	1,330,323
CCC Information Services Group, Inc.
1,640,954	Term Loan, 4.91%, Maturing February 10, 2013	1,599,930
Conseco, Inc.
3,872,317	Term Loan, 4.38%, Maturing October 10, 2013	3,318,091
Crawford & Company
1,360,679	Term Loan, 5.45%, Maturing October 31, 2013	1,272,234
Crump Group, Inc.
1,206,022	Term Loan, 5.70%, Maturing August 4, 2014	1,115,570
Hub International Holdings, Inc.
441,454	Term Loan, 4.40%, Maturing June 13, 2014(2)	401,171
1,965,735	Term Loan, 5.20%, Maturing June 13, 2014	1,786,361
U.S.I. Holdings Corp.
1,910,562	Term Loan, 5.45%, Maturing May 4, 2014	1,772,047
		$14,710,240
Leisure Goods / Activities / Movies — 8.9%
24 Hour Fitness Worldwide, Inc.
830,245	Term Loan, 5.93%, Maturing June 8, 2012	$780,430
AMC Entertainment, Inc.
3,052,750	Term Loan, 4.14%, Maturing January 26, 2013	2,908,834
AMF Bowling Worldwide, Inc.
1,200,000	Term Loan, 9.24%, Maturing December 8, 2013	930,000
Bombardier Recreational Products
2,027,848	Term Loan, 5.32%, Maturing June 28, 2013	1,880,829
Butterfly Wendel US, Inc.
320,315	Term Loan, 7.65%, Maturing June 22, 2013	290,285
320,315	Term Loan, 7.40%, Maturing June 22, 2014	290,285
Carmike Cinemas, Inc.
1,784,335	Term Loan, 6.49%, Maturing May 19, 2012	1,717,423
Cedar Fair, L.P.
4,327,937	Term Loan, 4.38%, Maturing August 30, 2012	4,128,372
Cinemark, Inc.
4,008,368	Term Loan, 4.48%, Maturing October 5, 2013	3,819,758
Deluxe Entertainment Services
1,258,654	Term Loan, 4.93%, Maturing January 28, 2011	1,101,323
117,920	Term Loan, 4.95%, Maturing January 28, 2011	103,180
62,008	Term Loan, 4.95%, Maturing January 28, 2011	54,257

Principal Amount*	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Easton-Bell Sports, Inc.
1,353,054	Term Loan, 4.39%, Maturing March 16, 2012	$1,232,971
Fender Musical Instruments Corp.
334,448	Term Loan, 6.97%, Maturing June 9, 2014	302,676
663,880	Term Loan, 7.16%, Maturing June 9, 2014	600,811
HEI Acquisition, LLC
2,150,000	Term Loan, 6.91%, Maturing April 13, 2014	1,956,500
Mega Blocks, Inc.
1,774,812	Term Loan, 8.25%, Maturing July 26, 2012	1,579,583
Metro-Goldwyn-Mayer Holdings, Inc.
8,781,343	Term Loan, 5.95%, Maturing April 8, 2012	7,130,723
National CineMedia, LLC
2,850,000	Term Loan, 4.62%, Maturing February 13, 2015	2,634,691
Regal Cinemas Corp.
5,432,500	Term Loan, 4.20%, Maturing November 10, 2010	5,162,760
Revolution Studios Distribution Co., LLC
1,254,227	Term Loan, 6.14%, Maturing December 21, 2014	1,160,160
900,000	Term Loan, 9.39%, Maturing June 21, 2015	693,000
Six Flags Theme Parks, Inc.
3,473,750	Term Loan, 4.81%, Maturing April 30, 2015	3,126,684
Southwest Sports Group, LLC
2,000,000	Term Loan, 5.44%, Maturing December 22, 2010	1,760,000
Universal City Development Partners, Ltd.
1,924,945	Term Loan, 4.49%, Maturing June 9, 2011	1,879,228
WMG Acquisition Corp.
6,261,510	Term Loan, 4.61%, Maturing February 28, 2011	5,901,473
Zuffa, LLC
992,500	Term Loan, 4.50%, Maturing June 20, 2016	771,669
		$53,897,905
Lodging and Casinos — 4.2%
Ameristar Casinos, Inc.
1,197,438	Term Loan, 5.02%, Maturing November 10, 2012	$1,149,540
Bally Technologies, Inc.
3,813,263	Term Loan, 7.36%, Maturing September 5, 2009	3,775,130
CCM Merger, Inc.
552,372	Term Loan, 4.69%, Maturing April 25, 2012	521,301
Isle of Capri Casinos, Inc.
1,474,154	Term Loan, 4.45%, Maturing November 30, 2013	1,334,110
444,474	Term Loan, 4.45%, Maturing November 30, 2013	402,249
589,662	Term Loan, 4.45%, Maturing November 30, 2013	533,644
LodgeNet Entertainment Corp.
2,915,550	Term Loan, 4.70%, Maturing April 4, 2014	2,640,395

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
New World Gaming Partners, Ltd.
1,122,188	Term Loan, 5.19%, Maturing June 30, 2014	$973,498
225,000	Term Loan, 5.19%, Maturing June 30, 2014	195,187
Penn National Gaming, Inc.
7,093,125	Term Loan, 4.58%, Maturing October 3, 2012	6,926,635
Venetian Casino Resort/Las Vegas Sands Inc.
960,000	Term Loan, 4.17%, Maturing May 14, 2014	885,666
3,811,200	Term Loan, 4.45%, Maturing May 23, 2014	3,516,095
VML US Finance, LLC
225,402	Term Loan, 4.95%, Maturing May 25, 2012	218,305
524,598	Term Loan, 4.95%, Maturing May 25, 2013	508,082
Wimar OpCo, LLC
1,954,381	Term Loan, 8.25%, Maturing January 3, 2012	1,897,276
		$25,477,113
Nonferrous Metals / Minerals — 2.0%
Alpha Natural Resources, LLC
909,188	Term Loan, 4.42%, Maturing October 26, 2012	$897,823
Euramax International, Inc.
649,548	Term Loan, 8.00%, Maturing June 28, 2012	565,107
501,316	Term Loan, 10.98%, Maturing June 28, 2013	313,322
248,684	Term Loan, 10.98%, Maturing June 28, 2013	155,428
Magnum Coal Co.
209,091	Term Loan, 9.75%, Maturing March 15, 2013	207,784
1,212,727	Term Loan, 9.75%, Maturing March 15, 2013	1,205,148
Murray Energy Corp.
948,150	Term Loan, 5.50%, Maturing January 28, 2010	910,224
Neo Material Technologies, Inc.
668,895	Term Loan, 6.05%, Maturing August 31, 2009	658,862
Noranda Aluminum Acquisition
1,341,618	Term Loan, 4.72%, Maturing May 18, 2014	1,298,015
Novelis, Inc.
705,605	Term Loan, 4.70%, Maturing June 28, 2014	679,498
1,552,332	Term Loan, 4.70%, Maturing June 28, 2014	1,494,896
Oxbow Carbon and Mineral Holdings
227,901	Term Loan, 4.38%, Maturing May 8, 2014	213,942
2,545,687	Term Loan, 4.44%, Maturing May 8, 2014	2,389,764
Thompson Creek Metals Co.
1,129,438	Term Loan, 7.48%, Maturing October 26, 2012	1,122,379
		$12,112,192

Principal Amount*	Borrower/Tranche Description	Value
Oil and Gas — 2.2%
Atlas Pipeline Partners, L.P.
1,700,000	Term Loan, 5.14%, Maturing July 20, 2014	$1,674,500
Big West Oil, LLC
453,750	Term Loan, 4.97%, Maturing May 1, 2014(2)	426,241
365,063	Term Loan, 5.00%, Maturing May 1, 2014	342,931
Dresser, Inc.
1,595,938	Term Loan, 5.21%, Maturing May 4, 2014	1,531,103
1,000,000	Term Loan, 8.47%, Maturing May 4, 2015	950,417
Dynegy Holdings, Inc.
1,848,178	Term Loan, 4.36%, Maturing April 2, 2013	1,756,231
151,442	Term Loan, 4.36%, Maturing April 2, 2013	143,908
Enterprise GP Holdings, L.P.
1,325,000	Term Loan, 4.92%, Maturing October 31, 2014	1,301,812
Niska Gas Storage
58,471	Term Loan, 4.55%, Maturing May 13, 2011	56,424
122,182	Term Loan, 4.59%, Maturing May 13, 2011	117,906
82,765	Term Loan, 4.60%, Maturing May 13, 2011	79,868
756,533	Term Loan, 4.53%, Maturing May 12, 2013	730,055
Primary Natural Resources, Inc.
1,715,000	Term Loan, 5.00%, Maturing July 28, 2010	1,640,054
Targa Resources, Inc.
1,077,983	Term Loan, 4.65%, Maturing October 31, 2012	1,057,502
1,410,000	Term Loan, 4.70%, Maturing October 31, 2012	1,383,210
		$13,192,162
Publishing — 12.1%
American Media Operations, Inc.
2,000,000	Term Loan, 5.96%, Maturing January 31, 2013	$1,865,000
Aster Zweite Beteiligungs GmbH
850,000	Term Loan, 4.88%, Maturing September 27, 2013	761,016
CanWest MediaWorks, Ltd.
891,000	Term Loan, 4.65%, Maturing July 10, 2014	848,677
Dex Media West, LLC
2,490,584	Term Loan, 4.10%, Maturing March 9, 2010	2,476,963
GateHouse Media Operating, Inc.
1,525,000	Term Loan, 4.65%, Maturing August 28, 2014	1,077,031
650,000	Term Loan, 4.71%, Maturing August 28, 2014	459,062
750,000	Term Loan, 5.25%, Maturing August 28, 2014	526,875
Idearc, Inc.
11,092,449	Term Loan, 4.69%, Maturing November 17, 2014	9,256,649
Laureate Education, Inc.
505,875	Term Loan, 0.00%, Maturing August 17, 2014(2)	467,091
3,397,583	Term Loan, 5.75%, Maturing August 17, 2014	3,137,101

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Local Insight Regatta Holdings, Inc.
	1,875,000	Term Loan, 7.75%, Maturing April 23, 2015	$1,744,922
MediaNews Group, Inc.
	1,545,175	Term Loan, 4.13%, Maturing August 25, 2010	1,270,906
	1,056,188	Term Loan, 5.13%, Maturing August 2, 2013	819,866
Mediannuaire Holding
EUR	500,000	Term Loan, 5.86%, Maturing October 24, 2013	711,127
EUR	727,273	Term Loan, 6.61%, Maturing October 10, 2014	948,869
EUR	727,273	Term Loan, 7.11%, Maturing October 10, 2015	948,869
Merrill Communications, LLC
	5,358,583	Term Loan, 4.69%, Maturing February 9, 2009	4,608,381
Nebraska Book Co., Inc.
	1,422,177	Term Loan, 5.13%, Maturing March 4, 2011	1,336,846
Nelson Education, Ltd.
	497,500	Term Loan, 5.20%, Maturing July 5, 2014	446,506
Nielsen Finance, LLC
	8,584,534	Term Loan, 4.73%, Maturing August 9, 2013	8,086,322
Philadelphia Newspapers, LLC
	780,871	Term Loan, 6.75%, Maturing June 29, 2013	538,801
R.H. Donnelley Corp.
	6,850,042	Term Loan, 4.27%, Maturing June 30, 2010	6,710,596
Reader's Digest Association, Inc. (The)
	4,603,500	Term Loan, 4.95%, Maturing March 2, 2014	4,013,677
SGS International, Inc.
	757,563	Term Loan, 6.91%, Maturing December 30, 2011	708,321
Source Interlink Companies, Inc.
	2,000,000	Term Loan, 5.63%, Maturing August 1, 2014	1,645,000
Source Media, Inc.
	1,202,706	Term Loan, 4.95%, Maturing November 8, 2011	1,064,395
TL Acquisitions, Inc.
	2,139,250	Term Loan, 4.92%, Maturing July 5, 2014	1,937,091
Trader Media Corp.
GBP	2,528,500	Term Loan, 7.60%, Maturing March 23, 2015	4,134,870
Tribune Co.
	2,053,333	Term Loan, 5.48%, Maturing May 17, 2009	1,955,067
	4,267,750	Term Loan, 5.54%, Maturing May 17, 2014	3,171,472
Xsys US, Inc.
	2,004,256	Term Loan, 4.88%, Maturing September 27, 2013	1,794,437
	2,031,126	Term Loan, 4.88%, Maturing September 27, 2014	1,818,494
Yell Group, PLC
	2,900,000	Term Loan, 4.38%, Maturing February 10, 2013	2,607,283
			$73,897,583

Principal Amount*	Borrower/Tranche Description	Value
Radio and Television — 7.5%
Block Communications, Inc.
928,625	Term Loan, 4.70%, Maturing December 22, 2011	$886,837
Cequel Communications, LLC
1,800,000	Term Loan, 7.37%, Maturing May 5, 2014	1,559,250
4,011,606	Term Loan, 8.88%, Maturing May 5, 2014	3,444,966
Citadel Broadcasting Corp.
1,000,000	Term Loan, 4.17%, Maturing June 12, 2014	868,333
CMP KC, LLC
971,188	Term Loan, 6.66%, Maturing May 5, 2013	735,481
CMP Susquehanna Corp.
2,488,554	Term Loan, 4.48%, Maturing May 5, 2013	2,087,275
Discovery Communications, Inc.
2,679,750	Term Loan, 4.70%, Maturing April 30, 2014	2,610,746
Emmis Operating Co.
889,619	Term Loan, 4.67%, Maturing November 2, 2013	781,975
Entravision Communications Corp.
1,386,500	Term Loan, 4.20%, Maturing September 29, 2013	1,277,891
Gray Television, Inc.
1,407,223	Term Loan, 4.19%, Maturing January 19, 2015	1,271,778
HIT Entertainment, Inc.
969,945	Term Loan, 4.79%, Maturing March 20, 2012	881,437
NEP II, Inc.
692,996	Term Loan, 4.95%, Maturing February 16, 2014	630,049
Nexstar Broadcasting, Inc.
1,992,131	Term Loan, 4.45%, Maturing October 1, 2012	1,862,642
1,885,918	Term Loan, 4.65%, Maturing October 1, 2012	1,763,334
NextMedia Operating, Inc.
254,663	Term Loan, 6.45%, Maturing November 15, 2012	233,017
113,182	Term Loan, 6.53%, Maturing November 15, 2012	103,562
PanAmSat Corp.
333,400	Term Loan, Maturing January 3, 2014(3)	316,730
333,300	Term Loan, Maturing January 3, 2014(3)	316,635
333,300	Term Loan, Maturing January 3, 2014(3)	316,635
1,235,654	Term Loan, 5.18%, Maturing January 3, 2014	1,176,617
1,235,282	Term Loan, 5.18%, Maturing January 3, 2014	1,176,263
1,235,282	Term Loan, 5.18%, Maturing January 3, 2014	1,176,263
Paxson Communications Corp.
2,775,000	Term Loan, 5.96%, Maturing January 15, 2012	2,247,750
Raycom TV Broadcasting, LLC
1,125,000	Term Loan, 4.06%, Maturing June 25, 2014	1,057,500
SFX Entertainment
1,284,820	Term Loan, 5.45%, Maturing June 21, 2013	1,220,579
Sirius Satellite Radio, Inc.
497,500	Term Loan, 4.69%, Maturing December 19, 2012	460,187

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Spanish Broadcasting System, Inc.
	977,330	Term Loan, 4.45%, Maturing June 10, 2012	$796,524
	Tyrol Acquisition 2 SAS
EUR	875,000	Term Loan, 6.37%, Maturing January 19, 2015	1,187,999
EUR	875,000	Term Loan, 6.65%, Maturing January 19, 2016	1,187,999
	Univision Communications, Inc.
	3,332,413	Term Loan, 4.88%, Maturing March 29, 2009	3,213,695
	8,425,000	Term Loan, 5.12%, Maturing September 29, 2014	7,140,718
	Young Broadcasting, Inc.
	792,588	Term Loan, 5.23%, Maturing November 3, 2012	717,292
	980,000	Term Loan, 5.25%, Maturing November 3, 2012	886,900
			$45,594,859
	Rail Industries — 0.6%
	Kansas City Southern Railway Co.
	2,210,625	Term Loan, 4.75%, Maturing April 26, 2013	$2,166,412
	RailAmerica, Inc.
	1,725,000	Term Loan, 4.93%, Maturing August 14, 2008	1,690,500
			$3,856,912
	Retailers (Except Food and Drug) — 3.6%
	American Achievement Corp.
	1,226,816	Term Loan, 4.86%, Maturing March 25, 2011	$1,211,481
	Amscan Holdings, Inc.
	569,250	Term Loan, 4.82%, Maturing May 25, 2013	498,094
	Claire's Stores, Inc.
	397,000	Term Loan, 5.41%, Maturing May 24, 2014	317,910
	Cumberland Farms, Inc.
	1,714,828	Term Loan, 4.86%, Maturing September 29, 2013	1,637,661
	Educate, Inc.
	500,000	Term Loan, 7.95%, Maturing June 14, 2014	412,500
	FTD, Inc.
	650,722	Term Loan, 4.13%, Maturing July 28, 2013	619,813
	Harbor Freight Tools USA, Inc.
	1,924,200	Term Loan, 4.64%, Maturing July 15, 2010	1,674,054
	Josten's Corp.
	2,102,724	Term Loan, 6.72%, Maturing October 4, 2011	2,084,325
	Mapco Express, Inc.
	556,969	Term Loan, 5.29%, Maturing April 28, 2011	529,120
	Neiman Marcus Group, Inc.
	884,494	Term Loan, 4.76%, Maturing April 5, 2013	848,930
	Orbitz Worldwide, Inc.
	2,308,425	Term Loan, 5.67%, Maturing July 25, 2014	1,950,619

	Principal Amount*	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) (continued)
	Oriental Trading Co., Inc.
	1,225,000	Term Loan, 8.39%, Maturing January 31, 2013	$902,417
	1,772,503	Term Loan, 4.80%, Maturing July 31, 2013	1,453,452
	Rent-A-Center, Inc.
	1,067,410	Term Loan, 4.81%, Maturing November 15, 2012	1,008,702
	Rover Acquisition Corp.
	2,419,375	Term Loan, 5.03%, Maturing October 26, 2013	2,250,019
	Savers, Inc.
	382,500	Term Loan, 5.48%, Maturing August 11, 2012	361,463
	417,374	Term Loan, 5.50%, Maturing August 11, 2012	394,418
	The Yankee Candle Company, Inc.
	2,269,495	Term Loan, 4.61%, Maturing February 6, 2014	2,081,452
	Vivarte
EUR	750,000	Term Loan, 6.36%, Maturing May 29, 2015	894,464
EUR	750,000	Term Loan, 6.86%, Maturing May 29, 2016	894,808
			$22,025,702
	Steel — 0.3%
	Algoma Acquisition Corp.
	1,081,520	Term Loan, 7.33%, Maturing June 20, 2013	$1,022,036
	Niagara Corp.
	1,141,375	Term Loan, 7.39%, Maturing June 29, 2014	964,462
			$1,986,498
	Surface Transport — 0.8%
	Gainey Corp.
	1,282,577	Term Loan, 7.00%, Maturing April 20, 2012(5)	$596,399
	Oshkosh Truck Corp.
	2,123,125	Term Loan, 4.76%, Maturing December 6, 2013	2,035,251
	Ozburn-Hessey Holding Co., LLC
	487,613	Term Loan, 6.16%, Maturing August 9, 2012	443,728
	Swift Transportation Co., Inc.
	2,115,116	Term Loan, 6.13%, Maturing May 10, 2014	1,683,279
			$4,758,657
	Telecommunications — 5.4%
	Alaska Communications Systems Holdings, Inc.
	1,099,807	Term Loan, 4.45%, Maturing February 1, 2012	$1,047,369
	Alltell Communication
	1,496,241	Term Loan, 5.55%, Maturing May 16, 2014	1,390,569
	3,243,750	Term Loan, 5.25%, Maturing May 16, 2015	3,014,660
	Asurion Corp.
	3,175,000	Term Loan, 5.78%, Maturing July 13, 2012	2,961,183
	1,000,000	Term Loan, 9.23%, Maturing January 13, 2013	936,667

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Telecommunications (continued)
	Centennial Cellular Operating Co., LLC
	4,594,820	Term Loan, 4.67%, Maturing February 9, 2011	$4,505,221
	CommScope, Inc.
	3,287,433	Term Loan, 5.19%, Maturing November 19, 2014	3,155,935
	FairPoint Communications, Inc.
	2,725,000	Term Loan, 5.75%, Maturing March 31, 2015	2,476,344
	Intelsat Bermuda, Ltd.
	1,200,000	Term Loan, 5.20%, Maturing February 1, 2014	1,209,000
	Intelsat Subsidiary Holding Co.
	1,083,500	Term Loan, 5.18%, Maturing July 3, 2013	1,049,099
	Iowa Telecommunications Services
	688,000	Term Loan, 4.44%, Maturing November 23, 2011	669,367
	IPC Systems, Inc.
	1,191,000	Term Loan, 4.95%, Maturing May 31, 2014	933,943
	500,000	Term Loan, 7.95%, Maturing May 31, 2015	348,750
	Macquarie UK Broadcast Ventures, Ltd.
GBP	850,000	Term Loan, 7.95%, Maturing December 26, 2014	1,470,849
	NTelos, Inc.
	1,298,135	Term Loan, 5.27%, Maturing August 24, 2011	1,273,390
	Palm, Inc.
	920,375	Term Loan, 5.89%, Maturing April 24, 2014	625,855
	Stratos Global Corp.
	1,104,500	Term Loan, 5.44%, Maturing February 13, 2012	1,051,346
	Telesat Canada, Inc.
	668,956	Term Loan, 5.86%, Maturing October 22, 2014	636,658
	57,309	Term Loan, 5.90%, Maturing October 22, 2014(2)	54,543
	Trilogy International Partners
	950,000	Term Loan, 6.20%, Maturing June 29, 2012	826,500
	Windstream Corp.
	3,411,512	Term Loan, 4.22%, Maturing July 17, 2013	3,338,308
			$32,975,556
	Utilities — 4.1%
	AEI Finance Holding, LLC
	301,657	Revolving Loan, 5.70%, Maturing March 30, 2012	$271,869
	2,224,566	Term Loan, 5.69%, Maturing March 30, 2014	2,004,890
	Astoria Generating Co.
	1,000,000	Term Loan, 6.35%, Maturing August 23, 2013	950,833
	BRSP, LLC
	1,902,915	Term Loan, 5.86%, Maturing July 13, 2009	1,769,711
	Calpine Corp.
	915,767	DIP Loan, 5.58%, Maturing March 30, 2009	888,294
	Covanta Energy Corp.
	626,804	Term Loan, 4.09%, Maturing February 9, 2014	602,515
	1,260,464	Term Loan, 4.91%, Maturing February 9, 2014	1,211,621

	Principal Amount*	Borrower/Tranche Description	Value
	Utilities (continued)
	Electricinvest Holding Co.
EUR	476,616	Term Loan, 8.53%, Maturing October 24, 2012	$661,370
GBP	480,000	Term Loan, 9.62%, Maturing October 24, 2012	845,418
	LS Power Acquisition Co.
	108,130	Term Loan, 6.45%, Maturing November 1, 2014	107,184
	Mirant North America, LLC
	732,884	Term Loan, 4.13%, Maturing January 3, 2013	711,356
	NRG Energy, Inc.
	1,346,467	Term Loan, Maturing June 1, 2014(3)	1,282,510
	653,533	Term Loan, Maturing June 1, 2014(3)	622,490
	2,328,227	Term Loan, 4.20%, Maturing June 1, 2014	2,249,878
	4,766,716	Term Loan, 4.20%, Maturing June 1, 2014	4,606,399
	Pike Electric, Inc.
	1,136,438	Term Loan, 4.06%, Maturing July 1, 2012	1,083,168
	308,512	Term Loan, 4.25%, Maturing December 10, 2012	294,051
	TXU Texas Competitive Electric Holdings Co., LLC
	2,495,000	Term Loan, 6.26%, Maturing October 10, 2014	2,354,372
	2,492,500	Term Loan, 6.26%, Maturing October 10, 2014	2,349,493
			$24,867,422
Total Senior Floating-Rate Interests (identified cost $1,009,336,989)			$938,825,290
	Corporate Bonds & Notes — 11.7%
	Principal Amount* (000's omitted)	Security	Value
	Aerospace and Defense — 0.1%
	Alion Science and Technologies Corp.
	155	10.25%, 2/1/15	$110,050
	Bombardier, Inc.
	145	8.00%, 11/15/14(6)	152,975
	DRS Technologies, Inc., Sr. Sub. Notes
	90	7.625%, 2/1/18	97,425
	Hawker Beechcraft Acquisition
	135	9.75%, 4/1/17	139,050
	Vought Aircraft Industries, Inc., Sr. Notes
	75	8.00%, 7/15/11	72,937
			$572,437

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount* (000's omitted)	Security	Value
	Automotive — 0.1%
	Altra Industrial Motion, Inc.
	375	9.00%, 12/1/11	$380,625
	American Axle & Manufacturing, Inc.
	150	7.875%, 3/1/17	128,250
	Commercial Vehicle Group, Inc., Sr. Notes
	110	8.00%, 7/1/13	95,975
	Tenneco, Inc., Sr. Notes
	65	8.125%, 11/15/15(6)	65,975
			$670,825
	Broadcast Radio and Television — 0.0%
	Warner Music Group, Sr. Sub. Notes
	90	7.375%, 4/15/14	$74,250
			$74,250
	Brokers / Dealers / Investment Houses — 0.0%
	Nuveen Investments, Inc.
	30	5.00%, 9/15/10	$26,400
	Nuveen Investments, Inc., Sr. Notes
	145	10.50%, 11/15/15(6)	137,025
			$163,425
	Building and Development — 0.7%
	Grohe Holding of GmbH, Variable Rate
EUR	2,000	7.622%, 1/15/14	$2,828,371
	Nortek, Inc., Sr. Notes
	555	10.00%, 12/1/13(6)	554,306
	Panolam Industries International, Sr. Sub. Notes
	470	10.75%, 10/1/13	374,825
	Realogy Corp.
	280	10.50%, 4/15/14	211,400
	Stanley Martin Co.
	90	9.75%, 8/15/15	40,950
			$4,009,852
	Business Equipment and Services — 0.5%
	Affinion Group, Inc.
	110	10.125%, 10/15/13	$113,025
	235	11.50%, 10/15/15	239,994
	Ceridian Corp., Sr. Notes
	345	11.25%, 11/15/15(6)	326,887
	Education Management, LLC, Sr. Notes
	475	8.75%, 6/1/14	459,562

Principal Amount* (000's omitted)	Security	Value
Business Equipment and Services (continued)
Education Management, LLC, Sr. Sub. Notes
655	10.25%, 6/1/16	$627,162
KAR Holdings, Inc., Sr. Notes
20	8.75%, 5/1/14	18,700
MediMedia USA, Inc., Sr. Sub. Notes
180	11.375%, 11/15/14(6)	180,900
Neff Corp., Sr. Notes
40	10.00%, 6/1/15	19,200
Rental Service Corp.
385	9.50%, 12/1/14	338,800
Travelport, LLC
530	9.875%, 9/1/14	512,775
79	11.875%, 9/1/16	72,877
West Corp.
425	9.50%, 10/15/14	399,500
		$3,309,382
Cable and Satellite Television — 0.4%
Cablevision Systems Corp., Sr. Notes, Series B
80	8.00%, 4/15/12	$78,200
CCH I Holdings, LLC
150	11.00%, 10/1/15	127,875
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
1,785	8.75%, 11/15/13	1,704,675
Charter Communications, Inc., Sr. Notes
205	10.875%, 9/15/14(6)	220,375
Kabel Deutschland GmbH
220	10.625%, 7/1/14	228,525
Mediacom Broadband Group Corp., LLC, Sr. Notes
120	8.50%, 10/15/15	109,500
National Cable PLC
40	8.75%, 4/15/14	39,500
		$2,508,650
Chemicals and Plastics — 0.5%
Berry Plastics Corp., Variable Rate
2,000	7.568%, 2/15/15(6)	$1,950,000
CII Carbon, LLC
145	11.125%, 11/15/15(6)	144,275
INEOS Group Holdings PLC, Sr. Sub. Notes
345	8.50%, 2/15/16(6)	269,962
Nova Chemicals Corp., Sr. Notes, Variable Rate
215	5.953%, 11/15/13	185,975

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Chemicals and Plastics (continued)
Reichhold Industries, Inc., Sr. Notes
500	9.00%, 8/15/14(6)	$503,750
		$3,053,962
Clothing / Textiles — 0.4%
Levi Strauss & Co., Sr. Notes
435	9.75%, 1/15/15	$457,837
85	8.875%, 4/1/16	86,487
Oxford Industries, Inc., Sr. Notes
1,355	8.875%, 6/1/11	1,321,125
Perry Ellis International, Inc., Sr. Sub. Notes
400	8.875%, 9/15/13	381,000
		$2,246,449
Conglomerates — 0.1%
RBS Global & Rexnord Corp.
195	9.50%, 8/1/14	$196,462
175	11.75%, 8/1/16	172,375
		$368,837
Containers and Glass Products — 0.2%
Intertape Polymer US, Inc., Sr. Sub. Notes
865	8.50%, 8/1/14	$774,175
Pliant Corp. (PIK)
255	11.85%, 6/15/09	242,792
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
385	8.00%, 3/15/17	333,987
		$1,350,954
Cosmetics / Toiletries — 0.0%
Bausch & Lomb, Inc., Sr. Notes
210	9.875%, 11/1/15(6)	$220,500
		$220,500
Ecological Services and Equipment — 0.1%
Waste Services, Inc., Sr. Sub. Notes
570	9.50%, 4/15/14	$574,275
		$574,275
Electronic / Electric — 0.4%
Advanced Micro Devices, Inc., Sr. Notes
465	7.75%, 11/1/12	$403,387

Principal Amount* (000's omitted)	Security	Value
Electronic / Electric (continued)
Amkor Technologies, Inc., Sr. Notes
310	7.75%, 5/15/13	$298,762
Avago Technologies Finance
195	10.125%, 12/1/13	210,600
240	11.875%, 12/1/15	260,400
NXP BV/NXP Funding, LLC
120	7.875%, 10/15/14	117,000
NXP BV/NXP Funding, LLC, Variable Rate
875	5.463%, 10/15/13	803,906
		$2,094,055
Equipment Leasing — 0.1%
Hertz Corp.
375	10.50%, 1/1/16	$375,937
		$375,937
Financial Intermediaries — 0.4%
E*Trade Financial Corp.
205	7.875%, 12/1/15	$177,325
Ford Motor Credit Co.
710	7.375%, 10/28/09	691,728
465	7.875%, 6/15/10	440,823
Ford Motor Credit Co., Sr. Notes
55	5.80%, 1/12/09	53,970
20	9.875%, 8/10/11	18,937
555	12.00%, 5/15/15	555,154
General Motors Acceptance Corp.
180	7.75%, 1/19/10	168,995
75	7.25%, 3/2/11	64,278
General Motors Acceptance Corp., Variable Rate
125	3.926%, 5/15/09	116,526
		$2,287,736
Food Products — 0.2%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
580	11.50%, (0.00% until 2008), 11/1/11	$539,400
Dole Foods Co., Sr. Notes
590	8.625%, 5/1/09	581,150
Pierre Foods, Inc., Sr. Sub. Notes
10	9.875%, 7/15/12	2,550
		$1,123,100
Food Service — 0.1%
El Pollo Loco, Inc.
410	11.75%, 11/15/13	$395,650

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Food Service — (continued)
NPC International, Inc., Sr. Sub. Notes
440	9.50%, 5/1/14	$393,800
		$789,450
Food / Drug Retailers — 0.3%
General Nutrition Center, Sr. Notes, Variable Rate (PIK)
450	7.199%, 3/15/14	$396,000
General Nutrition Center, Sr. Sub. Notes
405	10.75%, 3/15/15	364,500
Rite Aid Corp.
760	6.125%, 12/15/08(6)	773,300
320	7.50%, 1/15/15	305,600
135	7.50%, 3/1/17	123,694
		$1,963,094
Forest Products — 0.3%
Jefferson Smurfit Corp., Sr. Notes
165	8.25%, 10/1/12	$152,625
85	7.50%, 6/1/13	75,225
NewPage Corp.
305	10.00%, 5/1/12(6)	326,350
265	10.00%, 5/1/12	283,550
285	12.00%, 5/1/13	302,812
NewPage Corp., Variable Rate
155	9.123%, 5/1/12	162,750
Rock-Tenn Co.
65	9.25%, 3/15/16(6)	68,900
Verso Paper Holdings, LLC/Verso Paper, Inc.
305	11.375%, 8/1/16	310,337
		$1,682,549
Healthcare — 0.9%
Accellent, Inc.
235	10.50%, 12/1/13	$215,613
Advanced Medical Optics, Inc., Sr. Sub. Notes
80	7.50%, 5/1/17	75,200
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
355	10.00%, 2/15/15	379,850
Biomet, Inc.
450	11.625%, 10/15/17(6)	479,250
HCA, Inc.
291	8.75%, 9/1/10	299,003
34	7.875%, 2/1/11	34,255
150	9.125%, 11/15/14	157,125
325	9.25%, 11/15/16	344,094

Principal Amount* (000's omitted)	Security	Value
Healthcare (continued)
MultiPlan Merger Corp., Sr. Sub. Notes
540	10.375%, 4/15/16(6)	$531,900
National Mentor Holdings, Inc.
355	11.25%, 7/1/14	370,975
Res-Care, Inc., Sr. Notes
220	7.75%, 10/15/13	206,800
US Oncology, Inc.
440	9.00%, 8/15/12	447,150
1,940	10.75%, 8/15/14	1,964,250
		$5,505,465
Home Furnishings — 0.0%
Interline Brands, Inc., Sr. Sub. Notes
150	8.125%, 6/15/14	$147,000
		$147,000
Industrial Equipment — 0.1%
Chart Industries, Inc., Sr. Sub. Notes
215	9.125%, 10/15/15	$221,719
ESCO Corp., Sr. Notes
160	8.625%, 12/15/13(6)	161,600
ESCO Corp., Sr. Notes, Variable Rate
160	6.675%, 12/15/13(6)	148,000
		$531,319
Insurance — 0.0%
Alliant Holdings I, Inc.
115	11.00%, 5/1/15(6)	$100,050
		$100,050
Leisure Goods / Activities / Movies — 0.4%
AMC Entertainment, Inc.
480	11.00%, 2/1/16	$489,600
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
220	12.50%, 4/1/13(6)	166,100
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
405	7.383%, 4/1/12(6)	358,425
Marquee Holdings, Inc., Sr. Disc. Notes
515	9.505%, 8/15/14	417,150
Universal City Development Partners, Sr. Notes
280	11.75%, 4/1/10	288,750
Universal City Florida Holdings, Sr. Notes, Variable Rate
955	7.623%, 5/1/10	943,063
		$2,663,088

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Lodging and Casinos — 1.0%
Buffalo Thunder Development Authority
535	9.375%, 12/15/14(6)	$374,500
CCM Merger, Inc.
370	8.00%, 8/1/13(6)	316,350
Chukchansi EDA, Sr. Notes, Variable Rate
310	6.328%, 11/15/12(6)	269,700
Fontainebleau Las Vegas Casino, LLC
525	10.25%, 6/15/15(6)	384,563
Galaxy Entertainment Finance
320	9.875%, 12/15/12(6)	324,800
Greektown Holdings, LLC, Sr. Notes
115	10.75%, 12/1/13(6)	79,925
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
170	11.00%, 11/1/12(6)	157,250
Inn of the Mountain Gods, Sr. Notes
645	12.00%, 11/15/10	564,375
Majestic HoldCo, LLC
150	12.50%, (0.00% until 2008), 10/15/11(6)	8,250
MGM Mirage, Inc.
180	7.50%, 6/1/16	160,875
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
55	8.00%, 4/1/12	51,425
240	7.125%, 8/15/14	210,600
205	6.875%, 2/15/15	174,250
OED Corp./Diamond Jo, LLC
125	8.75%, 4/15/12	114,375
Park Place Entertainment
600	7.875%, 3/15/10	571,500
Pinnacle Entertainment, Inc., Sr. Sub. Notes
25	8.25%, 3/15/12	25,313
155	7.50%, 6/15/15(6)	128,650
Pokagon Gaming Authority, Sr. Notes
112	10.375%, 6/15/14(6)	121,800
San Pasqual Casino
125	8.00%, 9/15/13(6)	120,000
Seminole Hard Rock Entertainment, Variable Rate
195	5.30%, 3/15/14(6)	165,750
Station Casinos, Inc.
60	7.75%, 8/15/16	50,250
Station Casinos, Inc., Sr. Notes
270	6.00%, 4/1/12	228,150
Trump Entertainment Resorts, Inc.
1,075	8.50%, 6/1/15	733,688
Tunica-Biloxi Gaming Authority, Sr. Notes
345	9.00%, 11/15/15(6)	338,100

Principal Amount* (000's omitted)	Security	Value
Lodging and Casinos (continued)
Waterford Gaming, LLC, Sr. Notes
369	8.625%, 9/15/14(6)	$358,391
		$6,032,830
Nonferrous Metals / Minerals — 0.2%
Aleris International, Inc., Sr. Notes
515	9.00%, 12/15/14	$423,588
Aleris International, Inc., Sr. Sub. Notes
120	10.00%, 12/15/16	86,700
FMG Finance PTY, Ltd.
560	10.625%, 9/1/16(6)	652,400
FMG Finance PTY, Ltd., Variable Rate
220	7.076%, 9/1/11(6)	221,100
		$1,383,788
Oil and Gas — 1.2%
Allis-Chalmers Energy, Inc., Sr. Notes
480	9.00%, 1/15/14	$471,600
Cimarex Energy Co., Sr. Notes
135	7.125%, 5/1/17	135,000
Clayton Williams Energy, Inc.
205	7.75%, 8/1/13	196,288
Compton Pet Finance Corp.
410	7.625%, 12/1/13	403,338
Denbury Resources, Inc., Sr. Sub. Notes
55	7.50%, 12/15/15	55,963
El Paso Corp., Sr. Notes
245	9.625%, 5/15/12	266,717
Encore Acquisition Co., Sr. Sub. Notes
175	7.25%, 12/1/17	174,125
Forbes Energy Services, Sr. Notes
350	11.00%, 2/15/15(6)	357,000
OPTI Canada, Inc., Sr. Notes
110	7.875%, 12/15/14	111,925
200	8.25%, 12/15/14	207,000
Parker Drilling Co., Sr. Notes
110	9.625%, 10/1/13	116,600
Petrohawk Energy Corp., Sr. Notes
890	9.125%, 7/15/13	930,050
140	7.875%, 6/1/15(6)	140,525
Petroleum Development Corp., Sr. Notes
135	12.00%, 2/15/18(6)	143,775

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Oil and Gas (continued)
Petroplus Finance, Ltd.
380	7.00%, 5/1/17(6)	$344,850
Plains Exploration & Production Co.
280	7.00%, 3/15/17	270,900
Quicksilver Resources, Inc.
235	7.125%, 4/1/16	230,300
Sandridge Energy, Inc., Sr. Notes
335	8.00%, 6/1/18(6)	340,863
SemGroup L.P., Sr. Notes
605	8.75%, 11/15/15(6)	592,900
SESI, LLC, Sr. Notes
65	6.875%, 6/1/14	63,375
Stewart & Stevenson, LLC, Sr. Notes
465	10.00%, 7/15/14	465,000
United Refining Co., Sr. Notes
975	10.50%, 8/15/12	936,000
VeraSun Energy Corp.
115	9.875%, 12/15/12	106,375
		$7,060,469
Publishing — 0.5%
Dex Media West/Finance, Series B
105	9.875%, 8/15/13	$101,456
Harland Clarke Holdings
185	9.50%, 5/15/15	152,625
Idearc, Inc., Sr. Notes
300	8.00%, 11/15/16	216,000
Laureate Education, Inc.
75	10.00%, 8/15/15(6)	70,875
1,000	10.25%, 8/15/15(6)	905,000
Nielsen Finance, LLC
190	10.00%, 8/1/14	196,888
420	10.00%, 8/1/14(6)	435,225
165	12.50%, 8/1/16	120,450
R.H. Donnelley Corp.
660	8.875%, 10/15/17(6)	445,500
Reader's Digest Association, Inc., (The), Sr. Sub. Notes
665	9.00%, 2/15/17(6)	513,713
		$3,157,732
Radio and Television — 0.1%
Rainbow National Services, LLC, Sr. Sub. Debs.
335	10.375%, 9/1/14(6)	$360,125
		$360,125

Principal Amount* (000's omitted)	Security	Value
Rail Industries — 0.1%
American Railcar Industry, Sr. Notes
195	7.50%, 3/1/14	$183,300
Kansas City Southern, Sr. Notes
315	7.625%, 12/1/13	310,669
100	7.375%, 6/1/14	97,750
220	8.00%, 6/1/15	222,200
		$813,919
Retailers (Except Food and Drug) — 0.9%
Amscan Holdings, Inc., Sr. Sub. Notes
455	8.75%, 5/1/14	$422,013
GameStop Corp.
1,395	8.00%, 10/1/12	1,478,700
Michaels Stores, Inc., Sr. Notes
175	10.00%, 11/1/14	162,750
Michaels Stores, Inc., Sr. Sub. Notes
240	11.375%, 11/1/16	207,600
Neiman Marcus Group, Inc.
345	9.00%, 10/15/15	354,488
1,360	10.375%, 10/15/15	1,412,700
Sally Holdings, LLC, Sr. Notes
295	10.50%, 11/15/16	289,100
Toys "R" Us
245	7.375%, 10/15/18	189,263
Yankee Acquisition Corp., Series B
540	8.50%, 2/15/15	443,475
350	9.75%, 2/15/17	274,750
		$5,234,839
Steel — 0.1%
RathGibson, Inc., Sr. Notes
495	11.25%, 2/15/14	$490,050
Ryerson, Inc., Sr. Notes
30	12.00%, 11/1/15(6)	29,250
Ryerson, Inc., Sr. Notes, Variable Rate
20	10.248%, 11/1/14(6)	18,550
Steel Dynamics, Inc., Sr. Notes
225	7.375%, 11/1/12(6)	227,813
		$765,663
Surface Transport — 0.0%
CEVA Group, PLC, Sr. Notes
230	10.00%, 9/1/14(6)	$238,625
		$238,625

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount* (000's omitted)	Security	Value
Telecommunications — 0.9%
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes
265	10.125%, 6/15/13	$276,925
Digicel Group, Ltd., Sr. Notes
310	9.25%, 9/1/12(6)	320,075
230	8.875%, 1/15/15(6)	211,600
524	9.125%, 1/15/15(6)	475,530
Intelsat Bermuda, Ltd.
585	11.25%, 6/15/16	599,625
Nortel Networks, Ltd.
540	10.75%, 7/15/16(6)	535,950
Qwest Communications International, Inc.
1,450	7.50%, 2/15/14	1,428,250
Qwest Corp., Sr. Notes
505	7.625%, 6/15/15	505,000
Qwest Corp., Sr. Notes, Variable Rate
1,025	6.05%, 6/15/13	999,375
Windstream Corp., Sr. Notes
215	8.125%, 8/1/13	220,913
65	8.625%, 8/1/16	67,519
Windstream Regatta Holdings, Inc., Sr. Sub. Notes
100	11.00%, 12/1/17(6)	67,500
		$5,708,262
Utilities — 0.4%
AES Corp.
55	8.00%, 10/15/17	$55,481
Dynegy Holdings, Inc., Sr. Notes
100	8.375%, 5/1/16	101,000
30	7.75%, 6/1/19	28,575
Edison Mission Energy, Sr. Notes
25	7.50%, 6/15/13	25,625
Energy Future Holdings, Sr. Notes
410	10.875%, 11/1/17(6)	429,475
NGC Corp.
430	7.625%, 10/15/26	384,850
NRG Energy, Inc.
150	7.25%, 2/1/14	147,375
390	7.375%, 1/15/17	382,200
NRG Energy, Inc., Sr. Notes
140	7.375%, 2/1/16	136,850
Reliant Energy, Inc., Sr. Notes
20	7.625%, 6/15/14	20,150
Texas Competitive Electric Holdings Co., LLC, Series A, Sr. Notes,
270	10.25%, 11/1/15(6)	277,088

Principal Amount* (000's omitted)	Security	Value
Utilities (continued)
Texas Competitive Electric Holdings Co., LLC, Series B, Sr. Notes,
220	10.25%, 11/1/15(6)	$225,775
		$2,214,444
Total Corporate Bonds & Notes (identified cost $73,488,150)		$71,357,337
Convertible Bonds — 0.1%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.1%
$345	L-3 Communications Corp., 3.00%, 8/1/35(6)	$425,212
		$425,212
Total Convertible Bonds (identified cost $348,787)		$425,212
Common Stocks — 0.0%
Shares	Security	Value
Lodging and Casinos — 0.0%
31,116	Trump Entertainment Resorts, Inc.(8)	$108,906
		$108,906
Total Common Stocks (identified cost $383,821)		$108,906
Convertible Preferred Stocks — 0.0%
Shares	Security	Value
Oil and Gas — 0.0%
1,123	Chesapeake Energy Corp., 4.50%	$152,728
Telecommunications — 0.0%
479	Crown Castle International Corp., 6.25% (PIK)	$29,249
Total Convertible Preferred Stocks (identified cost $131,740)		$181,977

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Asset Backed Securities — 0.9%
Principal Amount (000's omitted)	Security	Value
$750	Alzette European CLO SA, Series 2004-1A, Class E2, 11.86%, 12/15/20(6)(7)	$695,625
760	Avalon Capital Ltd. 3, Series 1A, Class D, 4.588%, 2/24/19(6)(7)	548,644
1,000	Babson Ltd., Series 2005-1A, Class C1, 4.663%, 4/15/19(6)(7)	685,100
1,000	Bryant Park CDO Ltd., Series 2005-1A, Class C, 4.763%, 1/15/19(6)(7)	702,800
1,000	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 8.49%, 3/8/17(7)	755,100
750	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 9.35%, 7/17/19	522,000
750	Comstock Funding Ltd., Series 2006-1A, Class D, 6.899%, 5/30/20(6)(7)	459,000
1,000	First CLO, Ltd., Series 2004-1A1, Class C, 5.207%, 7/27/16(6)(7)	745,600
Total Asset Backed Securities (identified cost $6,785,920)		$5,113,869
Closed-End Investment Companies — 2.8%
Shares	Security	Value
89,541	BlackRock Floating Rate Income Strategies Fund, Inc.	$1,425,493
173,420	BlackRock Floating Rate Income Strategies Fund II, Inc.	2,726,162
20,864	BlackRock Global Floating Rate Income Trust Fund	327,773
2,933	First Trust/Four Corners Senior Floating Rate Income Fund	42,441
345,089	First Trust/Four Corners Senior Floating Rate Income Fund II	5,093,514
521,233	ING Prime Rate Trust	3,070,062
173,333	LMP Corporate Loan Fund, Inc.	1,896,263
50,753	Nuveen Floating Rate Income Fund	569,449
8,502	Nuveen Floating Rate Income Opportunity Fund	94,882
23,445	Nuveen Senior Income Fund	163,177
136	PIMCO Floating Rate Income Fund	2,220
1,620	PIMCO Floating Rate Strategy Fund	23,279
293	Pioneer Floating Rate Trust	4,284
268,136	Van Kampen Senior Income Trust	1,654,399
Total Closed-End Investment Companies (identified cost $20,142,984)		$17,093,398

Short-Term Investments — 1.2%
Interest (000's omitted)	Description	Value
$7,163	Investment in Cash Management Portfolio, 2.38%(9)	$7,162,616
Total Short-Term Investments (identified cost $7,162,616)		$7,162,616
Total Investments — 171.0% (identified cost $1,117,781,007)		$1,040,268,605
Less Unfunded Loan Commitments — (1.0)%		$(5,922,021)
Net Investments — 170.0% (identified cost $1,111,858,986)		$1,034,346,584
Other Assets, Less Liabilities — (46.2)%		$(280,979,226)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (23.8)%		$(145,057,650)
Net Assets Applicable to Common Shares — 100.0%		$608,309,708

DIP - Debtor in Possession

PIK - Payment In Kind

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

(2)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)  This Senior Loan will settle after May 31, 2008, at which time the interest rate will be determined.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the aggregate value of the securities is $23,831,897 or 3.9% of the Trust's net assets.

(7)  Variable rate security. The stated interest rate represents the rate in effect at May 31, 2008.

(8)  Non-income producing security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2008.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of May 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $1,104,696,370)	$1,027,183,968
Affiliated investment, at value (identified cost, $7,162,616)	7,162,616
Cash	3,618,401
Foreign currency, at value (identified cost, $205,713)	206,082
Receivable for investments sold	2,144,912
Dividends and interest receivable	8,780,796
Interest receivable from affiliated investment	20,027
Receivable for open swap contracts	11,285
Prepaid expenses	2,891,408
Total assets	$1,052,019,495
Liabilities
Notes payable	$290,000,000
Payable for investments purchased	7,090,772
Payable to affiliate for investment adviser fee	480,041
Payable for open forward foreign currency contracts	213,478
Accrued expenses	867,846
Total liabilities	$298,652,137
Auction preferred shares (5,800 shares outstanding) at liquidation value plus cumulative unpaid dividends	$145,057,650
Net assets applicable to common shares	$608,309,708
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 37,356,040 shares issued and outstanding	$373,560
Additional paid-in capital	710,626,038
Accumulated net realized loss (computed on the basis of identified cost)	(23,842,425)
Accumulated net investment loss	(1,114,909)
Net unrealized depreciation (computed on the basis of identified cost)	(77,732,556)
Net assets applicable to common shares	$608,309,708
Net Asset Value Per Common Share
($608,309,708 ÷ 37,356,040 common shares issued and outstanding)	$16.28

Statement of Operations

For the Year Ended
May 31, 2008

Investment Income
Interest	$80,898,734
Dividends	1,460,503
Interest income allocated from affiliated investment	1,008,237
Expenses allocated from affiliated investment	(109,096)
Total investment income	$83,258,378
Expenses
Investment adviser fee	$7,972,059
Trustees' fees and expenses	17,515
Preferred shares remarketing agent fee	1,091,937
Custodian fee	295,882
Legal and accounting services	178,442
Printing and postage	114,952
Transfer and dividend disbursing agent fees	48,805
Interest expense and fees	776,765
Miscellaneous	147,264
Total expenses	$10,643,621
Deduct — Reduction of investment adviser fee	$2,156,721
Reduction of custodian fee	8,044
Total expense reductions	$2,164,765
Net expenses	$8,478,856
Net investment income	$74,779,522
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(5,610,691)
Swap contracts	34,856
Foreign currency and forward foreign currency exchange contract transactions	(8,458,924)
Net realized loss	$(14,034,759)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(86,425,832)
Swap contracts	(39,659)
Foreign currency and forward foreign currency exchange contracts	(279,008)
Net change in unrealized appreciation (depreciation)	$(86,744,499)
Net realized and unrealized loss	$(100,779,258)
Distributions to preferred shareholders
From net investment income	$(21,490,060)
Net decrease in net assets from operations	$(47,489,796)

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended May 31, 2008	Year Ended May 31, 2007
From operations — Net investment income	$74,779,522	$81,072,647
Net realized gain (loss) from investment transactions, swaps contracts, and foreign currency and forward foreign currency exchange contract transactions	(14,034,759)	611,822
Net change in unrealized appreciation (depreciation) from investments, swaps contracts, and foreign currency and forward foreign currency exchange contracts	(86,744,499)	3,752,353
Distributions to preferred shareholders — From net investment income	(21,490,060)	(22,401,971)
Net increase (decrease) in net assets from operations	$(47,489,796)	$63,034,851
Distributions to common shareholders — From net investment income	$(52,919,931)	$(60,312,520)
Tax return of capital	(347,281)	—
Total distributions to common shareholders	$(53,267,212)	$(60,312,520)
Capital share transactions — Reinvestment of distributions to common shareholders	$291,781	$877,895
Total increase in net assets from capital share transactions	$291,781	$877,895
Net increase (decrease) in net assets	$(100,465,227)	$3,600,226
Net Assets Applicable to Common Shares
At beginning of year	$708,774,935	$705,174,709
At end of year	$608,309,708	$708,774,935
Accumulated undistributed net investment income (loss) included in net assets applicable to common shares
At end of year	$(1,114,909)	$845,261

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,			Period Ended
	2008(1)	2007(1)	2006(1)	May 31, 2005(1)(2)
Net asset value — Beginning of period (Common shares)	$18.980	$18.910	$18.840	$19.100	(3)
Income (loss) from operations
Net investment income	$2.002	$2.174	$1.833	$1.101
Net realized and unrealized gain (loss)	(2.701)	0.114	0.087	(0.055)
Distributions to preferred shareholders from net investment income	(0.575)	(0.601)	(0.463)	(0.209)
Total income (loss) from operations	$(1.274)	$1.687	$1.457	$0.837
Less distributions to common shareholders
From net investment income	$(1.417)	$(1.617)	$(1.387)	$(0.952)
Tax return of capital	(0.009)	—	—	—
Total distributions to common shareholders	$(1.426)	$(1.617)	$(1.387)	$(0.952)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$(0.027)
Preferred shares underwriting discounts	$—	$—	$—	$(0.118)
Net asset value — End of period (Common shares)	$16.280	$18.980	$18.910	$18.840
Market value — End of period (Common shares)	$15.130	$19.480	$17.950	$18.070
Total Investment Return on Net Asset Value(4)	(6.31)%	9.45%	8.50%	3.72	%(5)(13)
Total Investment Return on Market Value(4)	(15.15)%	18.34%	7.38%	(0.52	)%(5)(13)

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,			Period Ended
	2008(1)	2007(1)	2006(1)	May 31, 2005(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$608,310	$708,775	$705,175	$702,725
Ratios (As a percentage of average net assets applicable to common shares):(6)
Expenses before custodian fee reduction(7)	1.22%	1.14%	1.15%	1.04	%(8)
Interest expense(12)	0.12%	—	—	—
Total expenses	1.34%	1.14%	1.15%	1.04	%(8)
Net investment income	11.68%	11.50%	9.67%	6.26	%(8)
Portfolio Turnover	36%	58%	51%	100	%(13)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common and preferred shares):(6)
Expenses before custodian fee reduction(7)	0.74%	0.71%	0.71%	0.70	%(8)
Interest expense(12)	0.07%	—	—	—
Total expenses	0.81%	0.71%	0.71%	0.70	%(8)
Net investment income	7.05%	7.11%	5.99%	4.24	%(8)
Senior Securities:
Total notes payable outstanding (in 000's)	$290,000	—	—	—
Asset coverage per $1,000 of notes payable(9)	$3,598	—	—	—
Total preferred shares outstanding	5,800	17,400	17,400	17,400
Asset coverage per preferred share(10)	$59,955	$65,741	$65,535	$65,396
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, June 29, 2004, to May 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)  Annualized.

(9)  Calculated by subtracting the Trust's total liabilities (not including the notes payable and preferred shares) from the Trust's total assets, and dividing the result by the notes payable balance in thousands.

(10)  Calculated by subtracting the Trust's total liabilities (not including the notes payable and preferred shares) from the Trust's total assets, and dividing the result by the sum of the value of the notes payable and preferred shares, multiplied by the per share liquidation value of a preferred share. Such amount equates to 240% at May 31, 2008.

(11)  Plus accumulated and unpaid dividends.

(12)  Interest expense relates to the notes payable incurred to partially redeem the Trust's APS (see Note 9).

(13)  Not annualized.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market valuations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service.

Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Trust may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At May 31, 2008, the Trust, for federal income tax purposes, had a capital loss carryforward of $10,344,879 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on May 31, 2013 ($1,477,364), May 31, 2014 ($5,274,046), May 31, 2015 ($431,997) and May 31, 2016 ($3,161,472).

Additionally, at May 31, 2008, the Trust had a net currency loss of $1,667,365 and a net capital loss of $12,131,492 attributable to currency and security transactions, respectively, incurred after October 31, 2007. These losses are treated as arising on the first day of the Trust's taxable year ending May 31, 2009.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of May 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust's federal tax returns filed in the 3-year period ended May 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Trust may enter into credit default swap contacts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Trust is a buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefits from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Trust effectively adds leverage to its portfolio because, in addition to its total net assets, the Trust is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Trust also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Trust segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on September 16, 2004, in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A, Series B, and Series C, and approximately monthly for Series D and Series E by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specific maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is the greater of 1) 125% of LIBOR at the date of the auction or 2) LIBOR at the date of the auction plus 1.25%. Series of APS are identical in all respects except for the reset dates of the dividend rates.

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The number of APS issued and outstanding as of May 31, 2008 is as follows:

APS Issued and Outstanding
Series A	1,160
Series B	1,160
Series C	1,160
Series D	1,160
Series E	1,160

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the 1940 Act. The Trust pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

Effective April 11, 2008, the Trust's Trustees approved a committed financing arrangement (see Note 9) and the planned redemption of approximately two-thirds of the Trust's outstanding APS of each series at a liquidation price of $25,000 per share. As of May 31, 2008, 2,320 shares of each series of the Trust's APS were redeemed.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at May 31, 2008, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at May 31, 2008	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
Series A	3.56%	$4,183,000	5.04%	3.56% – 6.75%
Series B	3.61%	4,120,656	5.02%	3.55% – 6.40%
Series C	3.67%	4,151,383	5.05%	3.55% – 6.50%
Series D	3.63%	4,525,602	5.25%	3.63% – 6.50%
Series E	3.63%	4,509,419	5.23%	3.63% – 6.80%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of May 31, 2008.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended May 31, 2008 and May 31, 2007 was as follows:

	Year ended May 31,
	2008	2007
Distributions declared from:
Ordinary income	$74,409,991	$82,714,491
Tax return of capital	$347,281	$—

During the year ended May 31, 2008, accumulated net realized loss was increased by $1,458,647, accumulated undistributed net investment income was decreased by $2,329,701, and paid-in capital was increased by

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

$3,788,348 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss), mixed straddles and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and post October losses	$(24,143,736)
Net unrealized depreciation	$(78,546,154)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, swap contracts and investments in partnerships.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust's average daily gross assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Trust's investment of cash therein is credited against the Trust's adviser fee. For the year ended May 31, 2008, the Trust's adviser fee totaled $8,074,522 of which $102,463 was allocated from Cash Management and $7,972,059 was paid or accrued directly by the Trust. EVM also serves as the administrator of the Trust, but receives no compensation. In addition, EVM has contractually agreed to reimburse the Trust for fees and other expenses at an annual rate of 0.20% of the Trust's average daily gross assets during the first five full years of the Trust's operations, 0.15% of the Trust's average daily gross assets in year six, 0.10% in year seven, and 0.05% in year eight. Pursuant to this agreement, EVM waived $2,156,721 of its adviser fee for the year ended May 31, 2008.

EVM has further agreed to waive its adviser fee to the extent that the cost of the committed financing to partially redeem the APS is greater than the dividends and remarketing agent fee that would have been incurred had the APS not been redeemed, hereafter referred to as "incremental cost". Such waiver is calculated as the lesser of 50% of the Trust's adviser fee on assets attributable to the committed financing or the incremental cost and will remain in effect to October 11, 2009. No such waiver was required for the year ended May 31, 2008.

Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $396,510,425 and $385,004,983, respectively, for the year ended May 31, 2008.

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust's dividend reinvestment plan for the years ended May 31, 2008 and May 31, 2007 were 15,487 and 46,282, respectively.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,112,672,742
Gross unrealized appreciation	$3,992,253
Gross unrealized depreciation	(82,318,411)
Net unrealized depreciation	$(78,326,158)

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts and credit

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

default swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Depreciation
6/30/08	British Pound Sterling 11,942,218	United States Dollar 23,532,379	$(20,005)
6/30/08	Euro 36,678,056	United States Dollar 56,735,085	(193,473)
			$(213,478)

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation
Lehman Brothers, Inc.	Inergy, L.P.	Sell	$2,000	2.20%	3/20/10	$11,285

At May 31, 2008, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

9  Revolving Credit and Security Agreement

Effective April 11, 2008, the Trust entered into a Revolving Credit and Security Agreement (the Agreement) with conduit lenders and a bank to borrow up to an initial limit of $290,000,000 for a period of five years, the proceeds of which were used to partially redeem the Trust's APS (see Note 2). The Agreement provides for a renewable 364-day backstop financing arrangement, which ensures that alternate financing will continue to be available to the Trust should the conduits be unable to place their commercial paper. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits' commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust pays a monthly program fee of 0.60% per annum on its outstanding borrowings to administer the facility and a monthly liquidity fee of 0.40% per annum on the borrowing limit under the Agreement. The Trust also paid a structuring fee of $2,900,000, which is being amortized to interest expense over a period of five years. The unamortized balance at May 31, 2008 is approximately $2,825,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. Average borrowings and the average interest rate for the period from May 1, 2008, the date of initial borrowing, to May 31, 2008 were $179,612,903 and 2.88%, respectively.

10  Risk Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11  Concentration of Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to a greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

12  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Trust's financial statement disclosures.

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the "Trust"), including the portfolio of investments, as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from the start of business, June 29, 2004 to May 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2008, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from the start of business, June 29, 2004 to May 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 15, 2008

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 28, 2008. The following action was taken by the shareholders of the Trust:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Trust for a three-year term expiring in 2011 and Heidi L. Steiger as a Class II Trustee of the Trust for a term expiring in 2009. Mr. Esty was designated the Nominee to be elected solely by APS shareholders.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr.	33,542,687	686,892
Allen R. Freedman	33,541,298	688,281
Heidi L. Steiger	33,560,179	669,400
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Benjamin C. Esty	15,762	92

Eaton Vance Floating-Rate Income Trust as of May 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance Floating-Rate Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Floating-Rate Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2008, our records indicate that there are 21 registered shareholders and approximately 31,370 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Floating-Rate Income Trust (the "Fund") and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. The Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fee and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2011. 3 years. Trustee since 2008. Vice President since 2004.	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Trust.	177	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	177	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2011. 3 years. Trustee since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2006-2007).	177	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2009. 3 years. Trustee since 2004	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2009. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center.	177	None

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2009. 3 years. Trustee since 2008	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	177	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Trustee since 2004	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2010. 3 years. Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(1)
Scott H. Page 11/30/59	President	Since 2007*	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Ralph H. Hinkley, Jr. 5/6/71	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Chief Legal Officer of the Eaton Vance Family of Funds and Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

*  Prior to becoming President of the Trust, Mr. Page served as Vice President since 2004.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on March 31, 2008.

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Investment Adviser and Administrator of Eaton Vance Floating-Rate Income Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

2224-7/08  CE-FLRINCSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2007 and May 31, 2008 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Eaton Vance Floating Rate Income Trust

Fiscal Years Ended	5/31/07	5/31/08

Audit Fees	$73,820	$81,980

Audit-Related Fees(1)	$3,675	$21,785

Tax Fees(2)	$8,100	$13,489

All Other Fees(3)	$578	$0

Total	$86,173	$117,254

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended May 31, 2007 and the fiscal year ended May 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	5/31/07	5/31/08

Registrant	$12,353	$35,274

Eaton Vance(1)	$63,500	$360,377

Total	$75,853	$395,651

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Ralph H. Hinckley, Jr. and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Mr. Page and Mr. Hinchley are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Senior Loan Group.  Mr. Hinckley joined Eaton Vance in 2003 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the date of this report, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies(1)	14	$12,450.0	0	$0
Other Pooled Investment Vehicles	7	$6,520.28	6	$3,217.4
Other Accounts	2	$1,019.39	0	$0
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$1,139.3	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	0	0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(1) Numbers provided include certain investment companies structured as fund of funds which invest in funds in the Eaton Vance Complex advised by other portfolio managers.

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the date of this report.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
Ralph H. Hinckley, Jr.	$1-$10,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/Scott H. Page
Scott H. Page
President

Date:	July 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	July 14, 2008

By:	/s/Scott H. Page
Scott H. Page
President

Date:	July 14, 2008